                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /
CHECK THE APPROPRIATE BOX:
/X/        Preliminary Proxy Statement
/ /        Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/ /        Definitive Proxy Statement
/ /        Definitive Additional Materials
/ /        Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12
                  HA-LO INDUSTRIES, INC.
-----------------------------------------------------------------------
           (Name of Registrant as Specified In Its Charter)
                            N/A
-----------------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/        No fee required.
/ /        Fee computed on table below per Exchange Act
           Rules 14a-6(i)(4) and 0-11.
           (1)  Title of each class of securities to which transaction applies:
                ----------------------------------------------------------
           (2)  Aggregate number of securities to which transaction
                applies:
                ----------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
                ----------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                ----------------------------------------------------------
           (5)  Total fee paid:
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/ /        Fee paid previously with preliminary materials.
/ /        Check box if any part of the fee is offset as provided by
           Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or
           Schedule and the date of its filing.
           (1)  Amount Previously Paid:
                ----------------------------------------------------------
           (2)  Form, Schedule or Registration Statement No.:
                ----------------------------------------------------------
           (3)  Filing Party:
                ----------------------------------------------------------
           (4)  Date Filed:
                ----------------------------------------------------------

                             HA-LO INDUSTRIES, INC.
                             5980 WEST TOUHY AVENUE
                             NILES, ILLINOIS 60714

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                AUGUST 10, 2000

                            ------------------------

    Notice is hereby given that the Annual Meeting of Shareholders of HA-LO Industries, Inc., an Illinois corporation (the "Company"), will be held at 303 EAST WACKER DRIVE, SUITE 2300, CHICAGO, ILLINOIS on Thursday, August 10, 2000 at 10:00 a.m., local time, for the following purposes:

    (1) To elect nine directors to serve until the next Annual Meeting of Shareholders or until their successors are duly elected and qualified;

    (2) To consent to a proposal to change the state of incorporation of the Company from Illinois to Delaware by the merger of the Company into a wholly-owned subsidiary of the Company which is incorporated under the laws of Delaware, which reincorporation will cause certain changes to the Company's Articles of Incorporation and by-laws, all of which is more fully described in the accompanying Proxy Statement;

    (3) To approve the adoption of the HA-LO Industries, Inc. 2000 Stock Option Plan;

    (4) To ratify the reappointment of the firm of Arthur Andersen LLP as the Company's independent auditors for 2000;

    (5) To consider and vote upon a proposal to postpone or adjourn the meeting, if proposed by your board of directors.

    (6) To transact such other business as may properly come before the meeting or any postponement or adjournment thereof.

    You are entitled to exercise dissenters' rights in connection with the merger in accordance with the Illinois Business Corporation Act of 1983, as amended (the "IBCA"). In order to exercise dissenters' rights, you must:

    - deliver to the Company, before the vote is taken at the annual meeting, a written demand for payment of your shares of the Company's common or preferred stock if the merger is completed;

    - NOT vote in favor of the proposal to change the state of incorporation of the Company from Illinois to Delaware by the merger of the Company into a wholly-owned subsidiary of the Company which is incorporated under the laws of Delaware; and

    - comply with the other requirements contained in Sections 11.65 and 11.70 of the IBCA.

    For additional details regarding dissenters' rights, please read carefully the section of the accompanying proxy statement captioned "Rights of Dissenting Shareholders."

    Shareholders of record at the close of business on June 12, 2000 are entitled to notice of and to vote at the meeting and at any postponements or adjournments thereof. A complete list of the shareholders entitled to vote at the meeting will be subject to inspection by any shareholder at the Company's principal executive office, 5980 West Touhy Avenue, Niles, Illinois 60714, during usual business hours, for a period of ten days prior to the meeting.

                                          By Order of the Board of Directors,

                                          [SIG]

                                          JOHN R. KELLEY, JR.
                                          CHIEF EXECUTIVE OFFICER

Niles, Illinois
July 13, 2000

    THE BOARD OF DIRECTORS EXTENDS A CORDIAL INVITATION TO ALL SHAREHOLDERS TO ATTEND THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN AS PROMPTLY AS POSSIBLE THE ENCLOSED PROXY IN THE ACCOMPANYING REPLY ENVELOPE. SHAREHOLDERS WHO ATTEND THE MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON.

                             HA-LO INDUSTRIES, INC.
                             5980 WEST TOUHY AVENUE
                             NILES, ILLINOIS 60714

                            ------------------------

                                PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS

                                AUGUST 10, 2000

                            ------------------------

                                  INTRODUCTION

    The accompanying proxy is solicited by the Board of Directors of HA-LO Industries, Inc., an Illinois corporation ("HA-LO" or the "Company"), for use at the Annual Meeting of Shareholders of the Company to be held on the date, at the time and place and for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders and at any postponements or adjournments thereof. The Company's principal executive office is located at 5980 West Touhy Avenue, Niles, Illinois 60714 and its telephone number is (847) 647-2300. Shareholders of record at the close of business on June 12, 2000 are entitled to notice of and to vote at the meeting. This Proxy Statement and the accompanying proxy are first being mailed to shareholders on or about July 13, 2000.

                                  THE MEETING

VOTING AT THE MEETING

    On June 12, 2000, there were issued and outstanding 63,813,169 shares of common stock, no par value (the "Common Stock"), and 4,866,333 shares of Series A convertible participating preferred stock, no par value (the "Series A Preferred Stock"). Each share of Common Stock and Series A Preferred Stock issued and outstanding on the record date entitles the holder thereof to one vote on all matters submitted to a vote of shareholders at the meeting.

    The presence in person or by proxy of the holders of a majority of the outstanding shares of Common Stock and Series A Preferred Stock will constitute a quorum. The affirmative vote of the holders of a majority of the shares represented at the meeting, whether present in person or represented by proxy, will be necessary for the election of directors, the approval of the adoption of the 2000 Stock Option Plan and for the ratification of the reappointment of the firm of Arthur Andersen LLP as the Company's independent auditors for 2000. The approval of the change in the Company's state of incorporation will require the affirmative vote of the holders of a majority of the total issued and outstanding shares of Common Stock and Series A Preferred Stock. Abstentions and broker non-votes (shares held of record by a broker for which a proxy is not given) will be counted for purposes of determining shares outstanding for purposes of a quorum, but will not be counted as present for purposes of determining the vote on any matter considered at the meeting.

PROXIES AND PROXY SOLICITATION

    All shares of Common Stock and Series A Preferred Stock represented by properly executed proxies will be voted at the meeting in accordance with the directions marked on the proxies, unless such proxies previously have been revoked. If no directions are indicated on such proxies, they will be voted FOR the election of each nominee named below under "Election of Directors" and FOR proposals 2 through 5. If any other matters are properly presented at the meeting for action, which is not presently anticipated, the named proxies will vote in accordance with their best judgment. Each proxy executed and returned by a shareholder may be revoked at any time before it is voted by timely submission of written notice of revocation or by submission of a duly executed proxy bearing a later date (in either case directed to the Secretary of the Company) or, if a shareholder is present at the meeting, he or she may elect to revoke his or her proxy and vote his or her shares in person.

    In addition to solicitation by mail, certain directors, officers and other employees of the Company, not specially employed for this purpose, may solicit proxies, without additional remuneration therefor, by personal interview, mail, telephone or telecopy. The Company will request brokers and other fiduciaries to forward proxy soliciting material to the beneficial owners of shares of Common Stock or Series A Preferred Stock that are held of record by such brokers and fiduciaries and will reimburse such persons for their reasonable out-of-pocket expenses.

                        SECURITY OWNERSHIP OF MANAGEMENT

    The following table sets forth, as of May 31, 2000, certain information concerning the beneficial ownership of Common Stock by (i) all directors and nominees, (ii) each of the current or former executive officers named in the Summary Compensation Table above and (iii) all directors and current executive officers as a group. Unless otherwise indicated, each person has sole investment and voting power (or shares such powers with his or her spouse) with respect to the shares shown as beneficially owned by that person.

                                                               NUMBER OF SHARES
                                                              BENEFICIALLY OWNED     APPROXIMATE
NAME AND ADDRESS(1)                                            ON MAY 31, 2000     PERCENT OF CLASS
-------------------                                           ------------------   ----------------
John R. Kelley, Jr..........................................         831,659(2)           1.3%
Lou Weisbach................................................       3,420,203(3)           5.3%
Linden D. Nelson............................................       3,121,926(4)           4.9%
Bradley A. Keywell..........................................       5,826,734(5)           9.1%
Eric P. Lefkofsky...........................................       5,826,734(6)           9.1%
Marshall J. Katz............................................         509,772(7)             *
Thomas Herskovits...........................................         128,846(8)             *
Brian M. Hermelin...........................................         135,012(9)             *
Seymour N. Okner............................................         689,454(10)          1.1%
Richard A. Heise, Jr........................................          94,387(11)            *
Michael J. Linderman........................................          69,405(12)            *
Gregory J. Kilrea...........................................         138,251(13)            *
Jon Sloan...................................................          20,130(14)            *
Richard A. Magid............................................         441,736(15)            *
All Directors and Executive Officers, as a group
  (12 persons)..............................................      20,743,108             30.9%

------------------------

   * Less than one percent.

 (1) The address of each executive officer and director of the Company is in care of the Company, 5980 West Touhy Avenue, Niles, Illinois 60714.

 (2) Includes 25,001 shares subject to options held by Mr. Kelley that are exercisable on May 31, 2000 or within 60 days thereafter (the "Measurement Period").

 (3) Includes 806,251 shares subject to options held by Mr. Weisbach that are exercisable during the Measurement Period, and 2,196,602 shares owned by the Lou Weisbach Revocable Trust. Excludes 127,500 shares held in trust for the benefit of Mr. Weisbach's wife and 76,780 shares held in trusts for the benefit of Mr. Weisbach's children, over which Mr. Weisbach has no sole or shared powers to vote or dispose.

 (4) Includes 43,372 shares owned by Maple Lane Acquisition Limited Liability Company ("Maple Lane"), of which Mr. Nelson is the managing member; 131,250 shares owned by Mr. Nelson's wife; 78,300 shares held by a charitable foundation of which Mr. Nelson is President; and 485,739 shares subject to options exercisable during the Measurement Period. Excludes 262,500 shares held in trusts for the benefit of Mr. Nelson's children, over which Mr. Nelson has no voting or dispositive powers.

 (5) Consists of shares, including 553,216 shares of Common Stock issuable upon the conversion of Series A Preferred Stock, owned by a family entity over which Mr. Keywell shares voting power.

 (6) Consists of shares, including 553,216 shares of Common Stock issuable upon the conversion of Series A Preferred Stock, owned by Mr. Lefkofsky's siblings and family entities over which Mr. Lefkofsky shares voting power.

 (7) Includes 506,172 shares subject to options held by Mr. Katz that are exercisable during the Measurement Period.

 (8) Includes 32,718 shares held jointly with Mr. Herskovits' wife; 11,250 shares owned by Mr. Herskovits' minor son; and 76,253 shares subject to options held by Mr. Herskovits that are exercisable during the Measurement Period.

 (9) Includes 115,000 shares held by David and Doreen Hermelin, over which Brian Hermelin shares voting power; and 5,000 shares subject to options held by Mr. Hermelin that are exercisable during the Measurement Period.

 (10) Includes 50,000 shares subject to options held by Mr. Okner that are exercisable during the Measurement Period, 529,241 shares owned by the Seymour N. Okner Revocable Trust, 99,667 shares held by a charitable foundation of which Mr. Okner is the President, and 46 shares held by Mr. Okner's spouse. Excludes shares held in trusts for the benefit of two of Mr. Okner's children, over which Mr. Okner has no sole or shared powers to vote or dispose and in which Mr. Okner's spouse is a trustee.
      Mr. Okner is presently a director of the Company but is not a nominee for election to the Company's Board of Directors at the 2000 annual meeting.

 (11) Consists of shares received as a dividend from Zebra Investments, L.P., including 8,962 shares of Common Stock issuable upon the conversion of Series A Preferred Stock.

 (12) Includes 8,625 shares held by Mr. Linderman's wife, over which Mr. Linderman shares voting power; 280 shares held jointly with his wife, over which he shares voting power; and 60,500 shares subject to options held by Mr. Linderman that are exercisable during the Measurement Period. In May 2000, Mr. Linderman resigned from all positions held with the Company.

 (13) Consists of 138,251 shares subject to options held by Mr. Kilrea that are exercisable during the Measurement Period.

 (14) Includes 19,850 shares subject to options held by Mr. Sloan that are exercisable during the Measurement Period.

 (15) Includes 409,988 shares subject to options held by Mr. Magid that are exercisable during the Measurement Period. In November 1999, Mr. Magid resigned from his positions as a director and officer of the Company. In May 2000, Mr. Magid resigned from his position as a consultant to the Company.

                      PROPOSAL ONE--ELECTION OF DIRECTORS

    Nine directors are to be elected to the Board of Directors. Each director elected at the meeting will hold office until the next Annual Meeting of Shareholders of the Company or until his respective successor is duly elected and qualified.

    The Board of Directors has nominated, and it is the intention of the persons named as proxies to vote for the election of, the nominees named below, each of whom has consented to serve as a director if elected. In the event that any of the nominees should be unable to serve as a director, it is intended that the proxies will be voted for the election of such substitute nominees, if any, as shall be designated by the Board of Directors. Management has no reason to believe that any nominee will be unable to serve.

    There are no family relationships between any of the nominees and any of the executive officers of the Company.

INFORMATION CONCERNING NOMINEES FOR ELECTION AS DIRECTORS(1)

    The following table sets forth certain information as of May 31, 2000 with respect to each nominee:

NAME                      AGE                   POSITION WITH THE COMPANY
----                    --------   ----------------------------------------------------
Lou Weisbach..........     51      Chairman of the Board of Directors

Linden D. Nelson......     39      Vice Chairman of the Board of Directors

John R. Kelley, Jr....     38      Director and Chief Executive Officer

Bradley A. Keywell....     30      President and Director

Eric P. Lefkofsky.....     30      Chief Operating Officer, Vice President and Director

Thomas Herskovits.....     53      Director

Marshall J. Katz......     51      Director

Brian M. Hermelin.....     35      Director

Richard A. Heise,
  Jr..................     36      Director

    LOU WEISBACH has served as Chairman of the Board of the Company since its incorporation in January 1988. He served as President and Chief Executive Officer of the Company from January 1988 through November 1999. From 1972 through 1987, he operated the predecessor of the Company as a sole proprietorship.

    LINDEN D. NELSON has served as Vice Chairman of the Board of the Company since the acquisition of Creative Concepts in Advertising, Inc. by the Company in January 1997. Mr. Nelson was the chairman and chief executive officer of Creative Concepts in Advertising, Inc.'s predecessor from its inception in July 1979 through December 1996.

------------------------

(1) Only directorships of issuers with a class of securities registered pursuant to Section 12 of the Exchange Act, or subject to the requirements of
    Section 15(d) of the Exchange Act, and directorships of issuers registered as investment companies under the Investment Company Act of 1940, as amended, are required to be listed in the above table.

    JOHN R. KELLEY, JR. was appointed Chief Executive Officer in November 1999 and a director of the Company in August 1999. He also served as President of the Company from November 1999 to May 2000. He previously served as Chief Marketing Officer of the Company and President of UPSHOT, which was acquired by the Company in 1998. Mr. Kelley co-founded UPSHOT in 1994.

    BRADLEY A. KEYWELL was appointed President and a director of the Company in May 2000. He previously served as director and chief executive officer of Starbelly.com, Inc., which was acquired by the Company in May 2000. Mr. Keywell co-founded Starbelly.com in March 1999. Since 1994, Mr. Keywell has served as director and president of Brandon Apparel Group, Inc., which is a manufacturer and marketer of licensed apparel. During the three year term of Mr. Keywell's employment agreement with the Company, he may designate an individual, including himself, to be nominated by the Company's Board of Directors for election by the shareholders to the Board. Pursuant to such designation, Mr. Keywell was nominated for election to the Board at the 2000 annual meeting.

    ERIC P. LEFKOFSKY was appointed Chief Operating Officer, Vice President and a director of the Company in May 2000. He previously served as chairman of the board, secretary and treasurer of Starbelly.com. Mr. Lefkofsky co-founded Starbelly.com in March 1999. Since 1994, Mr. Lefkofsky has served as director and chief executive officer of Brandon Apparel Group, Inc. During the three year term of Mr. Lefkofsky's employment agreement with the Company, he may designate two individuals, including himself, to be nominated by the Company's Board of Directors for election to the Board by the shareholders. Pursuant to such designations, Mr. Lefkofsky and Mr. Heise were nominated for election to the Board by the shareholders at the 2000 annual meeting.

    THOMAS HERSKOVITS has served as a director since 1992. Mr. Herskovits has been the managing partner of Herskovits Enterprises, a venture capital company, since 1996 and was the president and chief executive officer of Specialty Foods Corp. from 1993 to 1996. From 1989 through 1993, he was president of the KGF Frozen Products Group, an operating unit of Kraft General Foods. From 1984 to 1989, he was president of the Kraft Dairy Group of Kraft General Foods.

    MARSHALL J. KATZ has been a director and an independent financial consultant to the Company and other parties since 1992. From 1988 through 1991, Mr. Katz was the owner and president of Northbrook Management Co., a money management firm trading in futures and options.

    BRIAN M. HERMELIN has served as a director since January 2000. Since 1995, Mr. Hermelin has been a consultant to or officer of USA Jet Airlines, Inc. and is currently its chief operating officer. Since 1997, Mr. Hermelin has served as director of Bingham Financial Services, Inc., a regional financial services firm providing commercial and residential mortgage products.

    RICHARD A. HEISE, JR. has served as a director since June 2000. Since 1999, he has been primarily occupied as a private investor. From 1997 through 1998, Mr. Heise founded and served as chairman and chief executive officer of Magnitude Network, LLC, an Internet solutions provider. From 1996 through 1998, Mr. Heise founded and served as chief executive officer of Magnitude Holdings, LLC, a private investment company. From 1991 through 1995, Mr. Heise served as president of Financial Place Corporation, a real estate development management business. Pursuant to a contractual right of Mr. Lefkofsky with the Company, Mr. Heise was designated by Mr. Lefkofsky for nomination by the Company's Board of Directors for election to the Board by the shareholders at the 2000 annual meeting.

INFORMATION CONCERNING THE BOARD OF DIRECTORS AND COMMITTEES

    The Board of Directors has designated an Audit Committee and a Compensation Committee. The Board of Directors has not designated a Nominating Committee; rather, the Board of Directors as a whole performs the functions that would otherwise be delegated to such committee.

    Current members of the Audit Committee are Thomas Herskovits, Brian M. Hermelin and Richard A. Heise, Jr. The functions of the Audit Committee include assessing the scope of the Company's engagement of its independent public accountants, reviewing their reports and recommending to the Board of Directors the engagement and discharge of independent auditors. The Audit Committee also meets with the financial staff of the Company to review accounting procedures and internal audit controls.

    Current members of the Compensation Committee are Thomas Herskovits,
Brian M. Hermelin and Richard A. Heise, Jr. The functions of the Compensation Committee include setting executive officer salaries, determining annual bonuses and administering the Company's incentive compensation plans, including the HA-LO Industries, Inc. Stock Plan (the "Stock Plan"), the HA-LO
Industries, Inc. 1997 Stock Plan (Amended and Restated) (the "Restated Plan") and the Executive Incentive Compensation Plan (the "Executive Incentive Compensation Plan"). See "Report of the Compensation Committee on Executive Compensation," below.

    During 1999, the Board of Directors held five meetings and took action by written consent five times, the Audit Committee held two meetings and the Compensation Committee took action by meeting or written consent two times. Each director attended at least 75% of the aggregate number of meetings held by the Board of Directors and the committees, if any, on which he served during 1999.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires each of the Company's executive officers and directors and persons who beneficially own more than 10% of the Common Stock to file initial reports of beneficial ownership and reports of changes in beneficial ownership of the Company's equity securities. Based solely on a review of the copies of such reports furnished to the Company, the Company believes that during the fiscal year ended December 31, 1999, all of its officers, directors and 10% beneficial owners timely filed all required reports, except for Lou Weisbach and Jon Sloan, each of whom filed one late report required to be filed on Form 4, Gregory J. Kilrea, who filed two late reports required to be filed on Form 4, Marshall J. Katz, who filed three late reports required to be filed on Form 4, and John R. Kelley, Jr., who filed one late report required to be filed on Form 3.

                              CERTAIN TRANSACTIONS

    On May 3, 2000, the Company completed its acquisition of Starbelly.com, Inc. As significant shareholders of Starbelly.com, affiliates of Mr. Keywell, President and a director of the Company since the closing of such transaction, and Mr. Lefkofsky, Chief Operating Officer, Vice President and a director of the Company since the closing of such transaction, each received 5,273,518 shares of Common Stock and 553,216 shares of Series A Preferred Stock. In connection with such transaction, both Mr. Keywell and Mr. Lefkofsky entered into employment and non-competition agreements, as well as stockholder, registration rights and indemnity agreements, with the Company. Each of their employment agreements includes a three year term with a base salary of $300,000. As a shareholder of

Starbelly.com, an entity in which Mr. Heise, a director of the Company, serves as general partner received 854,250 shares of Common Stock and 89,615 shares of Series A Preferred Stock upon the closing of the Starbelly.com transaction.

    During 1999, pursuant to two lease arrangements, Creative Concepts in Advertising, Inc. and related entities ("CCA") leased office space near Detroit, Michigan from 2100 E. Maple LLC ("E. Maple LLC"), a company controlled by
Mr. Nelson, Vice Chairman of the Company, and his spouse. Under these two leases with E. Maple LLC, CCA paid approximately $601,389 for rent and related expenses. The Company believes that the lease terms of the leases with Mr. Nelson and his affiliates, including the rental payments, were no less favorable to the Company than the terms the Company otherwise could obtain from unaffiliated third parties.

    During fiscal 1999, the Company paid approximately $1,306,388 to Motor City Creative LLC ("Motor City") for embroidery and other services rendered to the Company. Mr. Nelson indirectly owns a 49% interest in Motor City.

    As part of the Company's acquisition of CCA, in January 1997, CCA, Mr. Nelson and Maple Lane (an entity affiliated with Mr. Nelson) entered into
(i) a real estate purchase agreement whereby CCA purchased from Maple Lane a parcel of undeveloped real property in Troy, Michigan (the "Troy Real Estate") and (ii) a Real Property Put and Option Agreement whereby CCA would have the right to require Maple Lane to (1) repurchase the Troy Real Estate and
(2) lease back the Troy Real Estate on agreed terms (the "Lease"). Mr. Nelson guaranteed Maple Lane's obligation under these agreements. On January 5, 1999, CCA delivered a put notice to Maple Lane, thereby requiring Maple Lane to purchase the Troy Real Estate for an amount equal to approximately $9,600,000; the closing of the transaction occurred on June 30, 1999. The terms of the Lease provide for a triple net, five year term with two five year extensions at CCA's option, with lease payments equal to approximately $1,033,331 per year. Subsequent to the sale, the Company made lease payments of approximately $520,000 for the use of this property in 1999.

    Pursuant to a Consulting Agreement dated March 17, 1999, Marshall J. Katz, a director of the Company, provides advisory and consulting services to the Company, on a non-exclusive basis, with respect to acquisitions and business combinations. Mr. Katz's compensation for such services is contingent upon the successful completion of acquisitions for which he has rendered advice to the Company. During 1999, Mr. Katz received approximately $910,000 and was granted options to acquire 49,191 shares of Common Stock at the fair market value on date of grant in consideration for consulting services he rendered.

    During 1999, the Company billed Natural Golf and other entities associated with Thomas Herskovits, a director of the Company, a total of approximately $88,430 for promotional products sold. Mr. Herskovits serves as Chairman of the Board of and owns a 26% equity interest in Natural Golf.

    JR Katz Assoc., Inc., was retained by the Company as a broker representative for group insurance and as an advisor for retirement plans. Jordon R. Katz, a director of the Company until November 1999, serves as the President of JR Katz Assoc., Inc. During fiscal 1999, JR Katz Assoc., Inc. earned insurance commissions of $196,438 with respect to its work for the Company.

    The Company has entered into employment agreements with some of its executive officers. See "Executive Compensation--Employment and Change of Control Agreements."

                             EXECUTIVE COMPENSATION

COMPENSATION OF EXECUTIVE OFFICERS

    The following table sets forth certain summary information with respect to all compensation earned by or paid to each of (i) the Company's Chief Executive Officer appointed in November 1999, (ii) its Chief Executive Officer from January 1999 to November 1999, (iii) its four other most highly compensated executive officers who were serving as executive officers on December 31, 1999, and (iv) a former executive officer who would have qualified as one of the four most highly compensated executive officers if he had served as an executive officer on December 31, 1999, and whose total salary plus bonus for 1999 exceeded $100,000.

                           SUMMARY COMPENSATION TABLE

                                                                                                    LONG TERM
                                                                                                  COMPENSATION
                                                                                                     AWARDS
                                                              ANNUAL                              -------------
                                                           COMPENSATION                            SECURITIES
                                                      -----------------------    OTHER ANNUAL      UNDERLYING
NAME AND PRINCIPAL POSITION               YEAR        SALARY($)   BONUS($)(1)   COMPENSATION($)   OPTIONS(#)(2)
---------------------------             --------      ---------   -----------   ---------------   -------------
John R. Kelley, Jr. ..................    1999         150,000      142,472          22,651           16,667
  Director and Chief Executive Officer    1998(3)       75,000           --          11,197           12,501

Lou Weisbach .........................    1999         500,000           --              --               --
  Chairman of the Board, Former           1998         500,000           --              --               --
  Chief Executive Officer(4)              1997         500,000           --              --           35,984

Linden D. Nelson .....................    1999         500,000           --              --               --
  Vice Chairman of the Board              1998         500,000           --              --          102,000
                                          1997         500,000           --              --          429,734

Michael J. Linderman .................    1999         235,000           --          54,217           40,000
  Former President--Promotional           1998(5)       63,269           --              --           55,500
  Products Group

Gregory J. Kilrea ....................    1999         220,192           --              --          195,000
  Chief Financial Officer                 1998         174,231           --              --           68,550
                                          1997         137,692       29,063              --           53,213

Jon Sloan ............................    1999          75,000      135,390              --           15,000
  Vice President--National Accounts       1998          75,000      164,920              --           11,100
                                          1997          75,000      126,087              --           12,450

Richard A. Magid .....................    1999         300,000           --              --               --
  Former Chief Operating Officer,         1998         290,577           --              --            6,300
  Treasurer and Assistant Secretary       1997         207,804       38,438              --          105,563

------------------------

(1) Amounts shown for Mr. Kelley were earned under his employment agreement. Amounts shown for Mr. Kilrea and Mr. Magid were earned under the Executive Incentive Compensation Plan. Amounts shown for Mr. Sloan consist of commissions earned for sales of Company products.

(2) Mr. Weisbach and Mr. Nelson each earned 35,984 options in 1997 under the Executive Incentive Compensation Plan, which options were granted in 1998. Mr. Kilrea and Mr. Magid each earned 14,063 options in 1997 under the Executive Incentive Compensation Plan, which options were granted in 1998.

(3) Amounts earned by Mr. Kelley in 1998 reflect amounts paid by the Company after Mr. Kelley became an employee in connection with an acquisition by the Company on June 30, 1998.

(4) Mr. Weisbach resigned from his position as Chief Executive Officer in November 1999.

(5) Mr. Linderman's employment with the Company commenced in September 1998. He resigned from all positions with the Company in May 2000.

    The following table sets forth information with respect to options to purchase shares of the Company's Common Stock that were granted in 1999 to each of the current and former executive officers named in the Summary Compensation Table above. No stock appreciation rights ("SARs") were granted to any of the persons listed on the table below during 1999.

                                                     INDIVIDUAL GRANTS                       POTENTIAL REALIZABLE
                                                ----------------------------                   VALUE AT ASSUMED
                                  NUMBER OF       % OF TOTAL                                ANNUAL RATES OF STOCK
                                 SECURITIES      OPTIONS/SARS                               PRICE APPRECIATION FOR
                                 UNDERLYING       GRANTED TO     EXERCISE OR                    OPTION TERM(1)
                                OPTIONS/SARS     EMPLOYEES IN    BASE PRICE    EXPIRATION   ----------------------
NAME                            GRANTED(#)(2)   FISCAL YEAR(3)     ($/SH)         DATE       5%($)         10%($)
----                            -------------   --------------   -----------   ----------   --------      --------
John R. Kelley, Jr............      16,667               *          11.50       04/19/09    120,541       305,473
Lou Weisbach..................           0              --             --             --         --            --
Linden D. Nelson..............           0              --             --             --         --            --
Michael J. Linderman..........      40,000             1.5%          5.94       08/23/09    149,425       378,673
Gregory J. Kilrea.............       7,500               *          14.42       02/01/09     50,667       144,740
                                    35,000             1.3          12.13       05/26/09    266,997       676,623
                                     2,500               *          12.06       05/28/09     18,961        48,051
                                    50,000             1.9           4.75       11/08/09    149,362       378,514
                                   100,000             3.8           7.00       11/08/09     73,725       532,028
Jon Sloan.....................      15,000               *           5.94       08/23/09     56,035       142,002
Richard A. Magid..............           0              --             --             --         --            --

------------------------

*   Less than 1%

(1) The amounts shown in these columns are the result of calculations at assumed annual rates required by the SEC and are not intended to forecast possible future appreciation, if any, of the price of the Company's Common Stock. The Company did not use an alternative formula for a grant date valuation, as the Company is not aware of any formula that will determine with reasonable accuracy a present value based on future unknown or volatile factors.

(2) 100,000 options granted to Mr. Kilrea were granted at an exercise price equal to $2.00 above the Fair Market Value of the Company's Common Stock on the date of grant; all other options were granted at an exercise price equal to the Fair Market Value of the Company's Common Stock on the date of grant. All options vest over a three-year period in increments of one-third each on the first, second and third anniversaries of the date of grant.

(3) Percentage calculations in this column include the number of options granted to employees of the Company and non-employee independent sales representatives for sales of Company products, which sales representatives have subsequently become employees of the Company.

    The following table sets forth information with respect to the options exercised by and the unexercised options held by each of the current and former executive officers named in the Summary Compensation Table above, as of December 31, 1999.

                                                              NUMBER OF SECURITIES        VALUE OF UNEXERCISED
                                                             UNDERLYING UNEXERCISED           IN-THE-MONEY
                                                                 OPTIONS/SARS AT             OPTIONS/SARS AT
                                  SHARES                            FY-END(#)                 FY-END($)(1)
                                ACQUIRED ON      VALUE      -------------------------   -------------------------
NAME                             EXERCISE     REALIZED($)   EXERCISABLE/UNEXERCISABLE   EXERCISABLE/UNEXERCISABLE
----                            -----------   -----------   -------------------------   -------------------------
John R. Kelley, Jr............       0             0              4,167/25,001                     0/0
Lou Weisbach..................       0             0            794,256/23,990               145,214/0
Linden D. Nelson..............       0             0            439,744/91,990                     0/0
Michael J. Linderman..........       0             0             20,500/75,000                     0/62,400
Gregory J. Kilrea.............       0             0            105,562/258,076                    0/187,500
Jon Sloan.....................       0             0             15,750/22,800                     0/23,400
Richard A. Magid..............       0             0            395,912/14,076               410,044/0

------------------------

(1) On December 31, 1999, the closing price per share of the Company's Common Stock was $7.50.

COMPENSATION OF DIRECTORS

    Pursuant to the Restated Plan, in 1999 each non-employee director of the Company was entitled to receive compensation in the form of a non-qualified stock option ("NSO") to purchase 15,000 shares of Common Stock at an exercise price per share equal to the Fair Market Value (as defined in the Restated Plan) of the Common Stock on the date of the first regularly scheduled Board of Directors meeting during such calendar year. During fiscal 1999, each non-employee director received under the Restated Plan an NSO to purchase 15,000 shares of Common Stock at an exercise price per share of $10.00.

    On March 27, 2000, each non-employee director received under the Restated Plan an NSO to purchase 15,000 shares of Common Stock at an exercise price of $9.94.

EMPLOYMENT AND CHANGE OF CONTROL AGREEMENTS

    Mr. Kelley serves as the Chief Executive Officer of the Company pursuant to a four and one-half year employment agreement which commenced on June 30, 1998. Mr. Kelley's base salary is $200,000. He is eligible to receive bonus payments and additional compensation based upon achievement of certain profit objectives. Mr. Kelley is also eligible to receive additional compensation pursuant to the Executive Incentive Compensation Plan. In the event of a "Change of Control," Mr. Kelley may terminate the employment agreement. A "Change of Control" is defined as any transaction pursuant to which 50% or more of the outstanding shares of the Company are acquired. The agreement prohibits Mr. Kelley from disclosing confidential information regarding the Company, and during the period of his employment with the Company and for three years thereafter,
(i) engaging, directly or indirectly, in any business in the United States or where the Company conducts its business that directly competes with the business of UPSHOT, the marketing services division of the Company; (ii) soliciting or engaging in business conducted by the Company with a customer or prospective customer; or (iii) soliciting any employee or independent contractor of the Company that results in the termination of the employment or agency relationship of such individual. Commencing on January 1, 2000, Mr. Kelley has voluntarily foregone receipt of his base compensation.

    Mr. Weisbach serves as the Chairman of the Board of the Company pursuant to a five year employment agreement which commenced on January 1, 1997.
Mr. Weisbach's base salary is $500,000, which amount may be increased from time to time by the Board of Directors; he is eligible to receive bonus payments and additional compensation based upon achievement of profit objectives to be established from time to time solely by the Board of Directors. Mr. Weisbach is also eligible to receive additional compensation pursuant to the Executive Incentive Compensation Plan. The employment agreement provides that on each anniversary of its effective date, the term of Mr. Weisbach's employment automatically shall be extended for an additional one year period, such that the term of the agreement is restored to five years on December 31 of each year; however, either party may elect not to so extend the agreement by giving notice of such election at least 60 days prior to December 31 of each year. In the event Mr. Weisbach's employment is terminated following a "Change of Control," he shall receive, for twenty-four (24) months, benefits no less favorable than those he received under the employment agreement prior to such termination. A "Change of Control" is defined as, among other things, (i) any consolidation or merger wherein the Company is not the continuing or surviving company or which contemplates that all or substantially all of the assets and/or business is controlled by another, (ii) any sale, lease, exchange or transfer of all or substantially all of the assets of the Company, (iii) approval by the shareholders of liquidation or dissolution, (iv) any "person" becoming the beneficial owner of more than 50% of the combined voting power of the Company,
(v) any sale, exchange or transfer of 50% of the securities of the Company representing the total fair market value of the Company or the combined voting power of the Company or (vi) if during a period of two consecutive years from the effective date, individuals who at the beginning of such period constituted the directors of the Company cease for any reason to constitute a majority thereof.

    Mr. Nelson serves as the Vice Chairman of the Board of the Company pursuant to a five year employment agreement which commenced on January 3, 1997.
Mr. Nelson's base salary is $500,000, which amount may be increased from time to time by the Board of Directors; he is eligible to receive bonus payments and additional compensation based upon achievement of profit objectives to be established from time to time solely by the Board of Directors. Mr. Nelson is also eligible to receive additional compensation pursuant to the Executive Incentive Compensation Plan. During the period of Mr. Nelson's employment with the Company and for two years thereafter, the agreement prohibits Mr. Nelson from (i) engaging, directly or indirectly, in any business in the United States or Canada that competes with the business of the Company; (ii) soliciting or engaging in business conducted by the Company with a customer or prospective customer; or (iii) soliciting any employee or independent contractor of the Company that results in the termination of the employment or agency relationship of such individual.

    Mr. Linderman served as the President of Promotional Products until May 5, 2000. Pursuant to a separation agreement and general release with the Company, Mr. Linderman will continue to receive his $235,000 salary for a one year period. In addition, the Company accelerated the vesting of 40,000 stock options held by Mr. Linderman. As part of the agreement, the parties exchanged mutual releases. Mr. Linderman also agreed not to disclose any confidential or proprietary information of the Company or to, directly or indirectly, solicit or hire employees of the Company through May 5, 2002.

    Mr. Kilrea serves as the Chief Financial Officer of the Company pursuant to an approximately thirty-eight month employment agreement which commenced on November 9, 1999. Mr. Kilrea's base salary is $300,000, which amount may be increased from time to time by the Board of Directors. He is entitled to receive discretionary bonus payments of up to 25% of his base salary upon the attainment of mutually established objectives. Mr. Kilrea is also eligible to receive additional compensation pursuant to the Executive Incentive Compensation Plan. In connection with his employment agreement, Mr. Kilrea received options to purchase 150,000 shares of Company common stock, vesting over three years.
Mr. Kilrea may terminate the agreement within ninety days after Mr. Kelley ceases to be Chief Executive Officer. If the Company elects not to renew the term of the agreement for an additional year, Mr. Kilrea is entitled to receive a severance payment equal to one year's base salary and bonus payment. The agreement prohibits Mr. Kilrea from disclosing confidential information regarding the Company, and during the period of his employment with the Company and for one year thereafter, (i) engaging, directly or indirectly, in any business in the United States that competes with the business of the Company; or
(ii) soliciting any employee or independent contractor of the Company that results in the termination of the employment or agency relationship of such individual.

    Mr. Magid served as Chief Operating Officer, Vice President and Treasurer until November 1999 pursuant to an employment agreement extending through December 31, 2000. In November 1999, the Company and Mr. Magid amended his employment agreement in connection with his resignation as an officer and director of the Company. Pursuant to the amended agreement, his term of employment was extended to November 2003 and Mr. Magid served as a consultant to the Chief Executive Officer with a base salary of $300,000. Under such agreement, he received a one time bonus of $100,000 on May 8, 2000. The amended agreement also provided that all stock options previously granted to Mr. Magid became fully vested and exercisable until the expiration of their respective terms. As part of the amended agreement, the parties exchanged mutual releases. Effective May 19, 2000, the Company and Mr. Magid agreed to terminate the term of his employment. Pursuant to this agreement, Mr. Magid will receive $750,000, payable in six installments through November 15, 2001. The agreement continues to prohibit Mr. Magid from directly or indirectly disclosing any confidential or proprietary information of the Company. The agreement also provides that Mr. Magid shall not, directly or indirectly, compete with the Company through November 15, 2002.

    The Company has executed materially similar agreements with Linden D. Nelson, Gregory J. Kilrea and Jon Sloan (each, an "Executive") to ensure the continued dedication of such Executives notwithstanding the possibility, threat or occurrence of a "Change of Control." The agreements become effective upon a Change of Control.

    "Change of Control" is defined in these agreements, generally, as (1) the acquisition by an individual, group or entity (each, a "Person") of 30% of the outstanding stock of the Company or the combined voting power of the then outstanding voting power of the Company (but expressly excluding
(i) acquisitions directly from the Company by a Person whose holdings do not exceed 40% of the outstanding stock or voting securities prior to or after such acquisition, (ii) any acquisition by the Company, (iii) any acquisition by an Employee Benefit Plan maintained and controlled by the Company, or (iv) certain acquisitions by a corporation pursuant to a merger, consolidation or reorganization); (2) members of the current Board of Directors cease to constitute a majority of the Board of Directors unless such new Directors were approved by a vote of at least a majority of the current Board of Directors; and
(3) certain reorganizations, mergers and consolidations of the Company or sales of the assets of the Company unless, generally, 60% of the outstanding shares of the surviving entity are held by Persons who were holders of the Company prior to such transaction, or at least a majority of the members of the Board of Directors of such surviving company were members of the Company's Board of Directors prior to such transaction.

    Each agreement provides that, in the event an Executive's employment is terminated following a Change of Control, as a result of the death or disability of the Executive, by the Company other than for cause (as defined in the agreement), or by the Executive for good reason (as defined in the agreement), the Company will be obligated to pay the Executive a lump sum payment equal to the Executive's accrued but unpaid base and bonus compensation.

    In addition, if an Executive is terminated by the Company without cause after a Change of Control, the Company will pay such Executive an amount equal to the product of a multiple, specified in the agreement, times the sum of the Executive's base salary plus a formula based upon the bonus or commission paid to the Executive during the previous three years. The specified multiples, which range from 2.0 to 2.99, differ for each Executive. In addition, the Company is obligated to continue to provide to the Executive and/or the Executive's family, for 90 days following termination, benefits that are comparable to the benefits received by the Executive immediately prior to termination. In the event of the Executive's employment is terminated due to death, disability or for cause, the agreement shall terminate without further obligation to the Executive and all accrued obligations shall be paid to the Executive within 30 days of termination. The agreements prohibit the Executive from disclosing confidential information regarding the Company, and during the period of Executive's employment with the Company and for one year thereafter, (i) engaging, directly or indirectly, in any business in the United States or Canada that directly competes with the business of the Company; (ii) soliciting or engaging in business conducted by the Company with a customer or prospective customer; or
(iii) soliciting any employee or independent contractor of the Company that results in the termination of the employment or agency relationship of such individual.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    The current members of the Compensation Committee are Thomas Herskovits, Brian M. Hermelin and Richard A. Heise, Jr. None of the members of the Compensation Committee is either a current or former officer or employee of the Company.

    NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH IN ANY OF THE COMPANY'S PREVIOUS FILINGS UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE EXCHANGE ACT, THAT MIGHT INCORPORATE FUTURE FILINGS, INCLUDING THIS PROXY STATEMENT, IN WHOLE OR IN PART, THE REPORT PRESENTED BELOW AND THE PERFORMANCE GRAPH FOLLOWING SHALL NOT BE INCORPORATED BY REFERENCE INTO ANY SUCH FILINGS.

                           REPORT OF THE COMPENSATION
                      COMMITTEE ON EXECUTIVE COMPENSATION

    The Compensation Committee is currently comprised of Thomas Herskovits, Brian M. Hermelin and Richard A. Heise, Jr., none of whom currently is or has been in the past an officer or employee of the Company. The Compensation Committee is responsible for setting executive officer salaries, determining annual bonuses and administering the Company's incentive compensation plans, including the Stock Plan, the Restated Plan and the Executive Incentive Compensation Plan.

POLICY AND OBJECTIVES

    The Compensation Committee believes that executive compensation should attract, retain and motivate the highly qualified individuals required for the success of the Company and should also be commensurate with performance. The Compensation Committee also strives to ensure that the compensation of each executive officer of the Company is fair in relation to his or her experience and overall responsibility at the Company. In general, the Compensation Committee considers both corporate and individual performance in determining executive compensation. Corporate performance is evaluated by reviewing the extent to which strategic and business plan goals are met. Individual performance is evaluated by reviewing organization and management development against set objectives. In making these evaluations, the Compensation Committee relies upon input from the Chief Executive Officer regarding the financial performance of the Company and the performance of specific employees.

    Compensation for executive officers of the Company is divided into cash and stock-based components as follows:

CASH-BASED COMPENSATION

    The Company's cash-based compensation consists of salary, bonus and payments pursuant to a non-qualified benefit plan maintained by the Company (the "Non-Qualified Plan"). Annual base salary for each of the Company's executive officers is paid either pursuant to an employment agreement between the officer and the Company (see "Executive Compensation--Employment Agreements", above), or upon the approval of the Compensation Committee, which annually reviews the base salary payable to each executive officer. The Compensation Committee's determination of annual salary is based upon its review of the officer's past performance, the responsibilities associated with the officer's position and any changes with respect thereto, and the recommendation of the Chief Executive Officer. While the Compensation Committee acknowledges the subjective nature of these determinations, it believes that the base salary paid to each of the Company's executive officers fairly reflects that officer's prior performance, position and overall contribution to the Company's success.

    Under the Non-Qualified Plan, which was established by the Company in 1990, eligible employees may elect to defer a certain amount of compensation for payment at a later date. Currently, the Non-

Qualified Plan allows a participating employee to defer up to 25% of his or her annual compensation (but not less than $1,350) for a minimum of at least five years. Compensation that is deferred under the Non-Qualified Plan is eligible for an "Employer Match" equal to 50% of the deferred amount (up to a maximum of $2,000 per year), which vests on an installment basis according to a formula set forth in the Non-Qualified Plan. The Non-Qualified Plan provides for the payment of the deferred benefit, which includes the deferred compensation, the matched amounts and interest, to the employee on an installment basis after the employee attains at least 60 years of age. Under certain circumstances, including the death, disability or financial hardship of the participating employee, the Non-Qualified Plan provides for the payment of deferred benefits prior to the employee attaining 60 years of age.

    In addition to an annual base salary, certain executive officers, including the Executive Officers named in the Summary Compensation Table, are eligible to receive bonuses payable in cash, options to purchase Common Stock, or both, pursuant to the Executive Incentive Compensation Plan. The Executive Incentive Compensation Plan became effective commencing with fiscal year 1997. Under the Executive Incentive Compensation Plan, each Executive is eligible to receive a cash bonus, expressed as a percent of his/her base salary, and options to purchase Common Stock. The awards are granted based upon the Company's achievement of certain earnings per share ("EPS") targets set by the Compensation Committee and approved by the Board of Directors of the Company, which targets may be adjusted for capital changes (E.G., stock splits, stock dividends, etc.) or due to circumstances materially affecting the EPS (E.G., acquisitions). Awards of cash and options are made based upon the Company's actual EPS as a percentage of the target EPS, which percentage will determine the percent of the Executive's base salary that will be awarded as a cash award and the number of options that will be awarded; provided, however, that (i) no awards will be made unless actual EPS is greater than at least 90% of the target EPS, and (ii) no additional awards will be granted for the amount by which actual EPS exceeds 115% of the target EPS.

STOCK-BASED COMPENSATION

    The Compensation Committee is also responsible for administering the Stock Plan and the Restated Plan. Option grants pursuant to such plans are intended to encourage performance that will result in appreciation of the market value of the Company's Common Stock. Stock options are generally awarded from time to time by the Compensation Committee based upon recommendations from the Chief Executive Officer. In making its determinations of option awards, the Compensation Committee considers the performance of the proposed optionee, the Company's financial performance during the relevant period and the number of options previously granted to the optionee.

    Throughout 1999, the Compensation Committee also awarded stock options under the Stock Plan to qualifying employees and independent sales representatives of the Company based on commissions earned on sales of the Company products during 1999. In doing so, the Compensation Committee rewarded these individuals for their efforts on behalf of the Company and offered them the opportunity to acquire an initial, or augment their existing, proprietary interest in the Company.

COMPENSATION OF THE COMPANY'S CHIEF EXECUTIVE OFFICER

    Since November 1999, John R. Kelley, Jr. has served as the Chief Executive Officer of the Company pursuant to an employment agreement with the Company. See "Executive Compensation--Employment Agreements," above. During fiscal 1999,
Mr. Kelley's total annual compensation was

$150,000. The compensation paid to Mr. Kelley during 1999 was not based upon, and had no specific relation to, the performance of the Company's Common Stock during 1999. Until November 1999, Lou Weisbach served as the Chief Executive Officer of the Company pursuant to an employment agreement with the Company. See "Executive Compensation--Employment Agreements," above. During fiscal 1999,
Mr. Weisbach's total annual compensation was $500,000. The compensation paid to Mr. Weisbach during 1999 was not based upon, and had no specific relation to, the performance of the Company's Common Stock during 1999.

                                          THE COMPENSATION COMMITTEE

                                          Thomas Herskovits
                                          Brian M. Hermelin
                                          Richard A. Heise, Jr.

                               PERFORMANCE GRAPH

NOTE: THE STOCK PRICE PERFORMANCE SHOWN ON THE GRAPH BELOW IS NOT NECESSARILY INDICATIVE OF FUTURE PRICE PERFORMANCE.

        COMPARISON OF $100 INVESTED IN THE COMPANY'S COMMON STOCK, NYSE COMPOSITE INDEX AND THE COMPANY'S PUBLISHED LINE OF BUSINESS GROUP(1)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                  NYSE STOCK MARKET  NYSE STOCKS--MISCELLANEOUS
          HA-LO INDUSTRIES, INC.   (US COMPANIES)         NONDURABLE GOODS
12/30/94                   100.0              100.0                       100.0
12/29/95                   473.1              135.6                       108.6
12/31/96                   793.3              164.4                       127.4
12/31/97                   750.0              218.4                       184.0
12/31/98                 1,085.3              262.0                       155.4
12/31/99                   324.5              287.2                       138.8

------------------------

(1) The above graph compares the performance of the Company's Common Stock with that of a broad equity market index, the New York Stock Exchange (NYSE) Market Index, and a published line-of-business index, NYSE stocks with SIC code 519 (miscellaneous nondurable goods). The Company's line of business is within this SIC code.

                  PROPOSAL TWO--REINCORPORATION OF THE COMPANY
                           IN THE STATE OF DELAWARE.

    The Company's Board of Directors has unanimously approved the reincorporation of the Company in the State of Delaware. Through the reincorporation, the state of incorporation of HA-LO Industries, Inc. would be changed from Illinois to Delaware.

    To accomplish the proposed change in the state of incorporation (the "Reincorporation Proposal"), the Board of Directors has unanimously adopted a Certificate of Ownership and Merger (the "Merger Agreement"), a copy of which is attached as Appendix A to this Proxy Statement, providing for the merger of the Company into a wholly-owned subsidiary of the Company that has recently been formed pursuant to the Delaware General Corporation Law (the "DGCL") for this purpose. The name of the Company after the merger will not be changed. For the sake of clarity in the discussion of the Reincorporation Proposal, the Company before the merger is sometimes referred to as "HA-LO Illinois" and the Company after the merger is sometimes referred to as "HA-LO Delaware."

    If the Reincorporation Proposal is approved by the shareholders, when the merger is completed the Company will have a new Certificate of Incorporation and by-laws and will be governed by Delaware law. The foregoing will, in general, result in certain changes in the rights of shareholders of the Company.

    The same individuals who the shareholders elect as directors of HA-LO Illinois at the annual meeting will be elected as directors of the Delaware subsidiary immediately prior to the reincorporation, and, therefore, there will be no change in directors as a result of the reincorporation.

    The Reincorporation Proposal will not result in any change in the business or management of the Company, nor will it change the Company's name or the location of its principal executive offices. The Common Stock of HA-LO Industries, Inc. is listed on The New York Stock Exchange, and application will be made to list the HA-LO Delaware Common Stock on The New York Stock Exchange. Following the merger, each share of Common Stock, no par value, of HA-LO Illinois will automatically be converted into one share of HA-LO Delaware Common Stock, par value $.001 per share, and each share of Series A convertible participating preferred stock, no par value, of HA-LO Illinois will automatically be converted into one share of HA-LO Delaware Series A convertible participating preferred stock, par value $.001 per share. The preferences, rights and restrictions of the HA-LO Delaware Series A Preferred Stock shall be equivalent to the HA-LO Illinois Series A Preferred Stock. HA-LO Illinois Common Stock certificates will be deemed automatically to represent an equal number of shares of HA-LO Delaware Common Stock and HA-LO Illinois Series A Preferred Stock certificates will be deemed automatically to represent an equal number of shares of HA-LO Delaware Series A Preferred Stock. Following the reincorporation, previously outstanding HA-LO Illinois stock certificates may be delivered in effecting sales through a broker, or otherwise, of shares of HA-LO Delaware stock. IT WILL NOT BE NECESSARY FOR SHAREHOLDERS OF THE COMPANY TO EXCHANGE THEIR EXISTING STOCK CERTIFICATES FOR STOCK CERTIFICATES OF HA-LO DELAWARE.

    If consented to by the Company's shareholders, it is anticipated that the merger will be completed as soon as practicable after such consent. However, the merger may be abandoned, and the Merger Agreement may be amended, either before or after shareholder consent if circumstances arise which, in the opinion of the Board of Directors, make such action advisable, although subsequent to shareholder consent none of the principal terms may be amended without further shareholder approval.

    No Federal or state regulatory requirements must be complied with or approval must be obtained in connection with the Reincorporation Proposal other than Federal securities and state blue sky laws.

    REASONS FOR THE REINCORPORATION PROPOSAL.

    For many years Delaware has followed a policy of encouraging incorporation in that state, and, in furtherance of that policy, has adopted comprehensive, modern and flexible corporate laws which are updated and revised periodically to meet changing business needs. Delaware courts have developed considerable expertise in dealing with corporate issues, and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to Delaware corporations. The Board of Directors believes that this environment provides greater predictability with respect to corporate legal affairs and allows a corporation to be managed more efficiently.

    CERTAIN CHANGES IN THE COMPANY'S CHARTER AND BY-LAWS TO BE MADE BY THE
     REINCORPORATION.

    The following discussion summarizes the material differences between the Certificate of Incorporation and by-laws of HA-LO Delaware and the Articles of Incorporation and by-laws of HA-LO Illinois. Copies of the Certificate of Incorporation (including the Certificate of Designations for the Series A convertible participating preferred stock) to be filed by the Delaware subsidiary and the current by-laws of HA-LO Delaware are attached as Appendix B and Appendix C, respectively, to this Proxy Statement, and all statements herein concerning such documents are qualified by reference to the exact provisions thereof. If the Reincorporation Proposal is approved and the merger under the Merger Agreement is accomplished, the shareholders of the Company will become subject to the Certificate of Incorporation and by-laws of HA-LO Delaware.

    TAKEOVER PROVISIONS. Delaware and Illinois each have a law that is substantially similar in concept and which prevents an "interested shareholder" (defined as a holder who acquires 15% or more of a target company's stock) from entering into a business combination with the target company within three years after the date it acquired such stock. However, a business combination is permitted (i) if prior to the date the shareholder became an interested shareholder, the board of directors of the target company approved either the business combination or such acquisition of stock, (ii) if at the time the interested shareholder acquired such 15% interest, it acquired 85% or more of the outstanding stock of the corporation, excluding shares held by directors who are also officers and shares held under certain employee stock plans or
(iii) if the business combination is approved by the target company's board of directors and two-thirds of the outstanding shares voting at an annual or special meeting of shareholders, excluding shares held by the interested shareholder. This provision applies automatically unless a majority of the shareholders entitled to vote thereon approve an amendment to the articles of incorporation or by-laws to opt out of this provision and except in the case of corporations with less than 2,000 shareholders of record and without voting stock listed on a national exchange or authorized for quotation with a registered national securities association.

    VOTE REQUIRED FOR ROUTINE SHAREHOLDER ACTION. The By-Laws of HA-LO Delaware provide that, unless a different number of votes is required by statute or the Certificate of Incorporation (such as for the approval of a merger, sale of all or substantially all of the Company's assets or similar extraordinary transactions or an amendment to the Certificate of Incorporation), acts of shareholders may be taken by a majority of the shares represented in person or by proxy where a quorum (a majority of the outstanding shares) is present. Similarly, the Illinois Business Corporation Act ("IBCA") and HA-LO

Illinois's by-laws provide that, unless a greater vote is required by the IBCA or HA-LO Illinois' Articles of Incorporation or by-laws, such acts may be taken by a majority of the shares represented in person or by proxy at any meeting of shareholders at which a quorum (a majority of the outstanding shares) is present. As a result, such acts will be subject to the same vote requirement after the Reincorporation.

    PREFERRED STOCK. Under both Illinois and Delaware law, a corporation may have an authorized class of preferred stock, the rights of which may be established by the directors without shareholder approval. HA-LO Delaware will have adopted a provision in its Certificate of Incorporation similar to a provision in HA-LO Illinois' Articles of Incorporation, whereby 20,000,000 shares of Preferred Stock (the "Preferred Stock") will be authorized for issuance in the discretion of the Board of Directors without further stockholder action. Such additional shares will be issuable for proper corporate purposes, such as for future financing and acquisition transactions. The Board of Directors of the Company believes it to be in the best interests of the Company to authorize the issuance of said Preferred Stock to ensure that an ample number of such shares are available for issuance if such issuance becomes desirable.

    The 20,000,000 shares of Preferred Stock of HA-LO Delaware may be issued in one or more series at such time or times and for such consideration as shall be authorized from time to time by the Board of Directors. The Board of Directors will be authorized to fix the designation of each series of Preferred Stock and the relative rights, preferences, limitations, qualifications, powers or restrictions thereof, including the number of shares comprising each series, the dividend rates, redemption rights, rights upon voluntary or involuntary liquidation, provisions with respect to a retirement or sinking fund, conversion rights, voting rights, if any, preemptive rights, other preferences, qualifications, limitations, restrictions and the special or relative rights of each series not inconsistent with the provisions of the Certificate of Incorporation. Pursuant to such provision allowing for the issuance of Preferred Stock, each of HA-LO Illinois and HA-LO Delaware will have designated 5,100,000 shares of Series A convertible participating Preferred Stock with identical preferences, rights and restrictions.

    PRE-EMPTIVE RIGHTS. Under Illinois law and Delaware law shareholders do not have pre-emptive rights to subscribe for additional shares, except to the extent provided in the charter. Neither the charter of HA-LO Illinois nor the charter of HA-LO Delaware grants pre-emptive rights to shareholders.

    INDEMNIFICATION. Under Illinois law and Delaware law, a corporation may indemnify directors and officers who are or are threatened to be made parties to civil, criminal, administrative or investigative proceedings by reason of the fact that such person was a director or officer of the corporation against expenses, judgments, fines and amounts paid in settlement if such person acted in good faith and in a manner reasonably believed to be in, or not opposed to, the best interests of the corporation and with respect to criminal proceedings had no reasonable cause to believe that the conduct was unlawful. Both statutes provide that they shall not be deemed to be exclusive of any rights to which a person seeking indemnification may be entitled under any by-law, agreement, vote of shareholders or disinterested directors or otherwise. Both statutes provide that a corporation may purchase insurance on behalf of any director or officer against liability incurred by such person in such capacity whether or not the corporation would have power to indemnify such person against such liability under the statute. Under Illinois law, expenses incurred by a director or officer in defending a proceeding may be advanced by the corporation prior to final disposition of the matter if such person undertakes to repay such amount unless it shall be ultimately determined that such person is entitled to be indemnified by the corporation pursuant to the statute. Under Delaware law, expenses incurred by a director or officer in defending a proceeding may be advanced by the corporation prior to final disposition of the matter if such person undertakes to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the corporation pursuant to the statute. The By-Laws of HA-LO Illinois and the charter of HA-LO Illinois provide for indemnification of directors and officers in accordance with the foregoing statutory provisions. Under Illinois law, a corporation is required to notify its shareholders when indemnity has been paid or expenses advanced. There is no similar provision under Delaware law.

    PERSONAL LIABILITY OF DIRECTORS. Both Illinois and Delaware law permit a corporation to have in its articles or certificate of incorporation a provision which limits or eliminates the personal liability of directors to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a director, subject to certain exceptions. The Company currently has such a provision in effect and, if the reincorporation is accomplished, HA-LO Delaware will have such a provision in its new Certificate of Incorporation. The Company believes that such a provision will permit directors to make corporate decisions on the merits free from any desire to avoid the risk of personal liability. This provision has no effect upon any liability that a director may have to shareholders under Federal securities laws or upon the availability to shareholders of equitable remedies.

    REMOVAL OF DIRECTORS. Under both Delaware and Illinois law, directors may be removed with or without cause by the vote of the holders of a majority of the outstanding shares.

    FILLING VACANCIES ON BOARD OF DIRECTORS. As permitted by both Delaware and Illinois law, the By-Laws of HA-LO Illinois and the By-Laws of HA-LO Delaware provide that vacancies in the Board of Directors may be filled by the remaining directors. A director so appointed would, however, serve only until the next meeting of shareholders at which directors are to be elected.

    CUMULATIVE VOTING IN ELECTION OF DIRECTORS. The Company currently does not have, nor will HA-LO Delaware have, cumulative voting in the election of directors. Cumulative voting gives shareholders the right to cast as many votes as are equal to the number of directors to be elected times the number of shares held, which votes may be allocated among the candidates or voted for one candidate, as the holder desires. As a result, shareholders holding a significant percentage of the outstanding shares entitled to vote in the election of directors may be able to assure the election of one or more directors. Without cumulative voting, holders of a substantial number of the shares of Common Stock may not have enough voting power to elect any directors.

    VOTE REQUIRED FOR EXTRAORDINARY EVENTS. Under Illinois law, the affirmative vote of the holders of at least two-thirds of outstanding shares entitled to vote is required in order to approve mergers, consolidations, mandatory share exchanges, sales of substantially all assets and charter amendments, unless the charter supersedes that requirement by specifying a smaller or larger vote requirement. Under Delaware law, the affirmative vote of the holders of a majority of outstanding shares entitled to vote is required in order to approve such transactions, unless the Certificate of Incorporation provides for a larger vote requirement. HA-LO Illinois' Articles of Incorporation specifies a majority vote requirement for approval of such acts, and HA-LO Delaware's Certificate of Incorporation will not specify a larger than majority vote. As a result, such acts will be subject to the same vote requirement after the reincorporation.

    CALL OF SPECIAL MEETINGS BY SHAREHOLDERS. The IBCA and the by-laws of HA-LO Illinois permit special meetings of shareholders to be called by the president, the Board of Directors or the holders of at least one-fifth of all of the outstanding shares entitled to vote on the matter for which the meeting is called. The DGCL provides that special meetings of shareholders may be called by the board of directors or such other persons as may be designated by the certificate of incorporation or by the by-laws. Since neither the Certificate of Incorporation nor the By-Laws of HA-LO Delaware will contain a provision permitting the shareholders to call a special meeting, if the Reincorporation Proposal is consummated, the shareholders of the Company will no longer have the authority to call a special meeting of shareholders.

    SHAREHOLDERS DISSENTER'S RIGHTS. The IBCA permits shareholders to dissent and receive payment for their shares with respect to: (i) the consummation of a plan of merger, consolidation or share exchange that requires shareholder approval or involves the merger of that corporation into its parent corporation or into another subsidiary corporation of its parent corporation; (ii) the consummation of a sale, lease or exchange of all or substantially all of a corporation's property and assets other than in the ordinary course of business; or (iii) an amendment to a corporation's articles of incorporation that materially and adversely affects a shareholder's rights because it alters or abolishes preferential or redemption rights. The Company's shareholders are entitled to exercise certain dissenter's rights in the event the Reincorporation Proposal is approved by the shareholders. These rights are summarized below under "Rights of Dissenting Shareholders."

    Under the DGCL, shareholders will be entitled to dissenter's rights in a merger or consolidation involving the Company except that the DGCL does not provide for dissenter's rights: (i) for shares which are either listed on a national securities exchange or widely held (by more than 2,000 shareholders) if the shareholders receive only shares of the surviving corporation, shares of a listed or widely held corporation, or cash in lieu of fractional shares,
(ii) to shareholders of a corporation surviving certain types of mergers when no vote of such shareholders is required to approve the merger, or (iii) a merger of a parent corporation and a subsidiary of the parent corporation, except that the shareholders of the subsidiary corporation shall have appraisal rights in the event the parent corporation does not own all of the shares of the subsidiary corporation. Thus, if the Reincorporation Proposal is consummated, and the Company's Delaware shares become listed on a national securities exchange or held by more than 2,000 shareholders, dissenter's rights available to the shareholders of the Company will be more limited under Delaware law than under Illinois law.

    RIGHTS OF DISSENTING SHAREHOLDERS.

    Shareholders of the Company who do not consent to the Reincorporation Proposal and who follow certain other procedures summarized below shall have the right to dissent from, and obtain payment for, their shares in the event of the consummation of the Reincorporation Proposal. The following is a summary of the provisions of the IBCA which specify the procedures which must be followed by any shareholder who wishes to dissent and demand payment for his or her shares in the event of consummation of the Reincorporation Proposal. Such provisions of the IBCA are set forth in their entirety in Appendix D attached to this Proxy Statement, and this summary is qualified by reference to the exact provisions thereof.

    Because the Company has furnished to shareholders in this Proxy Statement such material information with respect to the Reincorporation Proposal as will objectively enable a shareholder to evaluate the Reincorporation Proposal and to determine whether or not to exercise dissenter's rights, a shareholder may assert these rights only if (i) the shareholder delivers to the Company within 30 days from the mailing of this Proxy Statement a written demand for payment for his or her shares in the event the Reincorporation Proposal is consummated, and (ii) the shareholder does not consent to the Reincorporation Proposal. If a shareholder consents to the Reincorporation Proposal, the shareholder will not be entitled to dissent and demand payment for his or her shares, and a dissenting vote on the Reincorporation Proposal will not satisfy the above requirement that a written demand for payment be delivered to the Company.

    Within the later of (i) ten days after the merger under the Merger Agreement effecting the reincorporation is accomplished or (ii) thirty days after the shareholder delivers to the Company his or her written demand for payment, the Company will send to each shareholder delivering such a written demand (a "dissenting shareholder") a statement setting forth the Company's opinion as to the estimated value of such shareholder's shares ("statement of value"), the Company's balance sheet as of the end of its fiscal year ended December 31, 1999, its income statement for its fiscal year ended December 31, 1999, and its latest interim financial statements, together with either a commitment to pay for the shares of the dissenting shareholder at the estimated value thereof upon transmittal to the Company of the certificate or certificates, or other evidence of ownership with respect to such shares, or an instruction to the dissenting shareholder to sell his or her shares within ten days after delivery of the Company's statement to the shareholder. The Company may instruct the shareholder to sell only if there is a public market for the shares at which the shares may be readily sold. Since the shares of HA-LO Illinois Common Stock are traded on the NYSE, the Company anticipates that there will be such a public market for the shares of HA-LO Delaware Common Stock. If the dissenting shareholder does not sell his shares within such ten day period after being so instructed by the Company, he shall be deemed to have sold these shares at the average closing price of such shares on the NYSE during such ten day period.

    If the dissenting shareholder does not agree with the Company's opinion regarding the estimated value of the shares and wishes to preserve appraisal rights, the dissenting shareholder shall, within thirty days from the Company's delivery to the dissenting shareholder of the statement of value, notify the Company of the dissenting shareholder's estimate of value and demand payment for the difference between the dissenting shareholder's estimate of value and the amount of the payment by the Company or the proceeds of sale by the dissenting shareholder, whichever is applicable because of the procedure for which the Company opted.

    If the Company and the dissenting shareholder are unable to agree on the value of the shares within sixty days from delivery to the dissenting shareholder of the Company's statement of value, the Company shall either pay the difference in value demanded by the dissenting shareholder or file a petition in the Circuit Court of Cook County, State of Illinois, requesting the court to determine the fair value of the shares. The Company shall make all dissenters, whether or not residents of Illinois, whose demands remain unsettled, parties to the proceeding as an action against their shares, and shall serve all parties with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as required by law.

    The jurisdiction of the court in which the proceeding is commenced under the foregoing paragraph by a corporation is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend decision of the question of fair value. The appraisers have the power described in the order appointing them, or in any amendment to it.

    Each dissenting shareholder made a party to the proceeding is entitled to judgment for the amount, if any, by which the court determines that the fair value of his or her shares exceeds the amount offered to be paid by the Company or the proceeds of sale by the shareholder, whichever amount is applicable. The judgment shall include an allowance for interest at such rate as the court may find to be fair and equitable in all the circumstances, from the date on which the Reincorporation Proposal is approved to the date of payment.

    The court, in such an appraisal proceeding, shall determine all costs of the proceeding, including the reasonable compensation and expenses of the appraisers, if any, and experts employed by any party, but shall exclude the fees and expenses of counsel for any party. If the fair value of the shares as determined by the court materially exceeds the amount which the Company offered to pay for those shares, or if no offer was made, then all or any part of such expenses may be assessed against the Company.

    FEDERAL INCOME TAX CONSEQUENCES OF THE REINCORPORATION.

    Although it has not received an opinion of legal counsel with respect to the tax effects of the reincorporation merger under the Merger Agreement, the Company believes that, for Federal income tax purposes, the merger will constitute a reorganization under the Internal Revenue Code of 1986, as amended, and that no gain or loss will be recognized by holders of the Common Stock or Series A Preferred Stock as a result of the merger. Each shareholder of HA-LO Delaware will have the same tax basis in his HA-LO Delaware stock as the shareholder had in HA-LO Illinois stock held by the shareholder immediately prior to the effective time of the merger under the Merger Agreement, and the holding period of the HA-LO Delaware stock will include the period during which the shareholder held HA-LO Illinois stock, provided that such HA-LO Illinois stock was held by the shareholder as a capital asset at the effective time of the merger.

    If a shareholder exercises dissenter's rights, the receipt of cash for shares of stock pursuant to the exercise of dissenter's rights will be a taxable transaction for Federal income tax purposes to the shareholders receiving such cash and may be a taxable transaction for state or local tax purposes as well.

    The foregoing is only a general description of certain of the Federal income tax consequences of the merger to shareholders, without regard to the particular facts and circumstances of each shareholder's tax situation. State, local or foreign income tax consequences to shareholders may vary from the Federal tax consequences described above. Accordingly, shareholders are urged to consult their own tax advisors with respect to the Federal, state, local and foreign tax consequences of the reincorporation merger to them.

    The Company also believes that it will not recognize gain, loss or income for Federal income tax purposes as a result of the reincorporation merger under the Merger Agreement, and that HA-LO Delaware generally will succeed, without adjustment, to the tax attributes of HA-LO Illinois as specified in
Section 381(c) of the Internal Revenue Code of 1986, as amended.

    The Company is currently subject to an annual franchise tax in Illinois. If the Reincorporation Proposal is approved and the merger is accomplished under the Merger Agreement, the Company will be subject to an annual franchise tax in both Illinois and Delaware.

    VOTE REQUIRED.

    Adoption of the Reincorporation Proposal requires the written consent of a majority of the total number of outstanding voting shares. Consent to the Reincorporation Proposal by the shareholders will constitute approval of the Merger Agreement by the shareholders as well as the Certificate of Incorporation of HA-LO Delaware.

    THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS CONSENT TO THE ADOPTION OF THE REINCORPORATION PROPOSAL.

             PROPOSAL THREE--APPROVAL OF THE 2000 STOCK OPTION PLAN

    GENERAL.

    In the opinion of the Board of Directors, the Company and its stockholders will benefit substantially from having certain officers, directors and employees acquire shares of the Company's Common Stock pursuant to options granted under the Company's 2000 Stock Option Plan. Such options, in the opinion of the Board, will be a highly effective incentive, and will create a commonality of purpose between the Company's officers, directors and employees and its shareholders with respect to the Company's strategies for profitable growth and share-value appreciation. In the opinion of the Board, the Company's ability to provide these stock options to its officers, directors and other employees in the future will benefit the Company's long-term financial performance. In addition, the Board believes the interests of the Company would be served if options could be granted to consultants, advisors and other individuals who can contribute to the success of the Company's business. The Board of Directors believes it is in the Company's best interests to adopt a new stock option plan which, if adopted, will authorize the Company to award stock options, including incentive stock options (defined below), to its officers, directors and other employees and permit the Company to offer options pursuant to the 2000 Stock Option Plan to certain consultants and advisors.

    THE PLAN AND PARTICIPANTS.

    On June 7, 2000, the Board of Directors approved for adoption the HA-LO Industries, Inc. 2000 Stock Option Plan (the "Plan") which enables the Company to grant "incentive stock options," as defined under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and non-qualified stock options. The Plan authorizes the grant of options to purchase up to an aggregate of 10,000,000 shares of the Company's Common Stock, to officers, directors and other employees of the Company and its subsidiaries and to consultants and advisors to the Company and its subsidiaries. As used herein with respect to the Plan, references to the Company include subsidiaries of the Company. In addition, the Board of Directors of the Company's Delaware subsidiary has approved the Plan for adoption, and if the Company's shareholders approve the Reincorporation Proposal, the Plan will be adopted by HA-LO Delaware. Therefore, references to the Company in this section shall also mean HA-LO Delaware to the extent that the shareholders approve the Reincorporation Proposal. If, however, the shareholders do not approve the Reincorporation Proposal, the shareholders' approval for adoption of the Plan shall be effective for HA-LO Illinois.

    The purposes of the Plan are to enable the Company to attract and retain persons of ability as officers, directors and other employees, to retain able consultants and advisors, and to motivate such persons to use their best efforts on behalf of the Company by providing them with an equity participation in the Company. The full text of the Plan is set forth in Appendix E hereto (which terms assume approval of the Reincorporation Proposal), and the following description is qualified in its entirety by reference to Appendix E.

    The Plan will be administered by the Company's Board of Directors or its Compensation Committee, which will be appointed by the Company's Board of Directors and must consist of two or more members of the Board of Directors, each of whom must be a non-employee director within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934. Under the terms of the Plan, the Committee will have the authority to determine, subject to the terms and conditions of the Plan, the persons to whom options are granted, the number of options granted to each optionee and the terms and conditions of each option, including its duration. The Compensation Committee may delegate its authority under the Plan (solely with respect to certain non-officer and non-director employees) to the Chief Executive Officer or another executive officer of the Company.

    The Plan can be amended, suspended, reinstated or terminated by the Board of Directors; provided, however, that, to the extent required by applicable law, approval of the Company's shareholders would be required. Unless previously terminated by the Board of Directors, the Plan will terminate ten years from the date of its inception, and no additional options may be granted under the Plan after that date.

    OPTION TERMS AND GRANTS.

    Stock options may be granted to purchase Common Stock under the Plan at not less than the fair market value of the shares as of the date of grant (or 110% of fair market value in the case of incentive stock options granted to any officer or employee holding in excess of 10% of the combined voting power of all classes of the Company's stock as of the date of grant). No optionee may be granted incentive stock options under the Plan to purchase Common Stock having a fair market value (determined as of the date of grant) which exceeds $100,000 with respect to incentive stock options which are exercisable for the first time by such optionee in any calendar year, under all stock option plans of the Company as of the date of grant. There is no maximum number of shares for which options may be issued to any one employee, director, officer, advisor or consultant of the Company pursuant to the Plan.

    Incentive stock options may be granted for a term of up to five years in the case of optionees who own in excess of 10% of the combined voting power of all classes of the Company's stock and up to ten years, in the Committee's sole discretion, in the case of all other optionees. Non-qualified stock options may be granted for a term of up to ten years.

    The Plan provides that if a stock option or portion thereof expires or is terminated, canceled or surrendered for any reason without being exercised in full, the unpurchased shares of Common Stock which were subject to such stock option or portion thereof shall be available for future grants of stock options under the Plan.

    Pursuant to the terms of the Plan, the option price for all options may, in the Plan administrator's discretion, be paid in cash, by check or promissory note, with Common Stock of the Company owned by the optionee and having a fair market value on the date of exercise equal to the aggregate exercise price of the shares to be so purchased, through a cashless exercise program adopted by the Company, by surrender of the option shares representing the Company's retention of the shares with a fair market value equal to the aggregate exercise price, or a combination thereof.

    As of the date hereof, no options have been granted pursuant to the Plan.

    Options granted pursuant to the Plan will not be assignable or transferable except by will or the laws of descent and distribution; provided, that non-qualified stock options may be transferred under a domestic relations order in settlement of marital property rights or by gift to family members or certain family-controlled trusts, foundations or entities. Subject to the terms of each option agreement, options acquired pursuant to the Plan may be exercised by the optionee (or the optionee's legal representative) only while the optionee is employed by the Company, or within one year after termination of employment due to a permanent disability, within ninety days after termination of employment not for "cause" or within fourteen days after termination for "cause." Subject to the terms of each option agreement, the executor or administrator of a deceased optionee's estate or the person or persons to whom the deceased optionee's rights thereunder have passed by will or by the laws of descent or distribution shall be entitled to exercise the option within the one year after the decedent's death. All of the aforementioned exercise periods set forth in this paragraph are subject to the further limitation that an option shall not, in any case, be exercisable beyond its stated expiration date.

    The purchase price and the number and kind of shares that may be purchased upon exercise of options granted pursuant to the Plan, and the number of shares which may be granted pursuant to the Plan, are subject to adjustment in certain events, including stock splits, recapitalization and reorganizations.

    FEDERAL TAX ASPECTS OF THE PLAN.

    Set forth below is a general summary of the Federal income tax consequences associated with the Plan.

    An employee will not be deemed to have received income upon the grant of an incentive stock option or, except as noted below, upon the exercise of such option. Unless shares acquired upon exercise are disposed of within two years of the date of grant or within one year of exercise, upon the sale of such shares, the optionee will generally recognize capital gain or loss measured by the difference between the amount realized on the sale and the price paid for the shares. If a sale is made prior to either of such dates, an optionee's gain on the sale of the shares will be treated as ordinary income to the extent of the lesser of the excess of the fair market value of the shares at the time of exercise over the option price and the excess of the amount realized on the sale of stock over the option price. The Company will be allowed a deduction at the time of sale in the amount of ordinary income recognized by the optionee. The balance of any gain realized will be treated as long-term or short-term capital gain depending upon the length of time the shares were held by the optionee.

    Generally, the excess of the fair market value of an incentive stock option at the time of exercise (or, if the stock subject to the option is restricted within the meaning of Code Section 83, at such time as the shares become transferable or are not longer subject to a substantial risk of forfeiture) over the option price constitutes an item of tax preference for purposes of calculating "alternative minimum taxable income" and may result in imposition of the "alternative minimum tax" for the participant pursuant to Section 55 of the Code.

    Non-qualified options granted under the Plan are not intended to qualify for the favorable Federal income tax treatment accorded to incentive stock options under the Plan. An optionee should not recognize any income for Federal income tax purposes at the time of the grant of non-qualified options under the Plan. When non-qualified options are exercised, however, the excess of the fair market value of the shares of Common Stock acquired pursuant to such exercise, determined at the time of exercise, over the option price will constitute ordinary income to the optionee. Subject to applicable limitations, the Company is entitled to a corresponding income tax deduction equal to the amount of such ordinary income for the taxable year in which the optionee is required to recognize such income for Federal income tax purposes.

    VOTE REQUIRED FOR APPROVAL OF THE PLAN.

    The Company's Board of Directors has approved the Plan. However, the Plan will not be adopted unless the holders of at least a majority of the shares of Common Stock present or represented at the meeting and entitled to vote thereon vote "FOR" approval of the Plan.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE PLAN.

                      PROPOSAL FOUR--SELECTION OF AUDITORS

    It is proposed that the shareholders approve the reappointment of the firm of Arthur Andersen LLP as the Company's independent auditors for 2000. The decision to retain Arthur Andersen LLP as the Company's independent auditors for 2000 was approved by the Audit Committee of the Board of Directors and the Board of Directors of the Company. A representative of Arthur Andersen LLP is expected to attend the meeting where he or she will have the opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE REAPPOINTMENT OF SUCH FIRM.

                      2001 ANNUAL MEETING OF SHAREHOLDERS

    The 2001 Annual Meeting of Shareholders is presently scheduled to be held on Tuesday, May 8, 2001. Any proposals of shareholders intended to be personally presented at such meeting must be received by the Secretary of the Company for inclusion in the Company's Proxy Statement and form of proxy no later than December 31, 2000. In addition, any proposals of shareholders intended to be personally presented at such meeting (but not to be included in the Company's Proxy Statement or form of proxy) must be received by the Secretary of the Company no later than February 12, 2001.

              PROPOSED POSTPONEMENT OR ADJOURNMENT OF THE MEETING

    The board of directors of the Company may determine that it will recommend that the annual meeting scheduled for August 10, 2000 be postponed or adjourned. One reason for this action would be to allow additional time for management to solicit proxies in support of the proposals at the meeting. Approval of this action by our shareholders would require the affirmative vote of a majority of the shares represented at the meeting in person or by proxy. An abstention or failure to vote on this proposal will NOT count as votes against this proposal.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ADOPTION OF THE PROPOSAL TO POSTPONE OR ADJOURN THE ANNUAL MEETING IF REQUESTED BY THE BOARD OF DIRECTORS.

                 OTHER MATTERS TO BE ACTED UPON AT THE MEETING

    The management of the Company knows of no other matters to be presented at the meeting. Should any other matter requiring a vote of the shareholders arise at the meeting, the persons named in the proxy will vote the proxies in accordance with their best judgment.

                                                                      APPENDIX A

    CERTIFICATE OF OWNERSHIP AND MERGER OF HA-LO INDUSTRIES, INC. (AN ILLINOIS CORPORATION) INTO HA-LO MERGER CORPORATION (A DELAWARE CORPORATION)

    It is hereby certified that:

    1. HA-LO Industries, Inc. (an Illinois corporation) (hereinafter called the "corporation") is a corporation of the State of Illinois, the laws of which permit a merger of a corporation of that jurisdiction with a corporation of another jurisdiction.

    2. The corporation, as the owner of all of the outstanding shares of common stock of HA-LO Merger Corporation, hereby merges itself into HA-LO Merger Corporation, a corporation of the State of Delaware.

    3. The following is a copy of the resolutions adopted on the 7th day of June, 2000, by the Board or Directors of the corporation to merge the corporation into HA-LO Merger Corporation:

    RESOLVED, that this corporation be reincorporated in the State of Delaware by merging itself into HA-LO Merger Corporation pursuant to the laws of the State of Illinois and the State of Delaware as hereinafter provided, so that the separate existence of this corporation shall cease as soon as the merger shall become effective, and thereupon this corporation and HA-LO Merger Corporation will become a single corporation, which shall continue to exist under, and be governed by, the laws of the State of Delaware.

    FURTHER RESOLVED, that the terms and conditions of the proposed merger are as follows:

        (a) From and after the effective time of the merger, all of the estate, property, rights, privileges, powers, and franchises of this corporation shall become vested in and be held by HA-LO Merger Corporation as fully and entirely and without change or diminution as the same were before held and enjoyed by this corporation, and HA-LO Merger Corporation shall assume all of the obligations of this corporation.

        (b) No pro rata issuance of the shares of stock of HA-LO Merger Corporation which are owned by this corporation immediately prior to the effective time of the merger shall be made, and such shares shall be surrendered and extinguished.

        (c) Each share of common stock, no par value, of this corporation which shall be issued and outstanding immediately prior to the effective time of the merger shall be converted into one issued and outstanding share of common stock, $.001 par value, of HA-LO Merger Corporation, and, from and after the effective time of the merger, the holders of all of said issued and outstanding shares of this corporation shall automatically be and become holders of shares of HA-LO Merger Corporation upon the basis above specified, whether or not certificates representing said shares are then issued and delivered. Each share of Series A convertible participating preferred stock, no par value, of this corporation which shall be issued and outstanding immediately prior to the effective time of the merger shall be converted into one issued and outstanding share of Series A convertible participating preferred stock, $.001 par value, of HA-LO Merger Corporation, and, from and after the effective time of the merger, the holders of all of said issued and outstanding shares of this corporation shall automatically be and become holders of shares of HA-LO Merger Corporation upon the basis above specified, whether or not certificates representing said shares are then issued and delivered. Each warrant, option or other derivative security to purchase common stock or preferred stock of the corporation which is effective immediately prior to the effective time of the merger shall be converted into a warrant, option or other derivative security to purchase common stock or preferred stock, as applicable, of HA-LO Merger Corporation, as of the effective time of the merger. Such instruments shall be exercisable in accordance with their terms and conditions. On each matter on which common stock shall vote, each share of common stock shall be entitled to one vote. On each matter on which Series A convertible participating preferred stock shall vote, each share of Series A convertible participating preferred stock shall be entitled to one vote per share of common stock into which such share of preferred stock is then convertible.

        (d) After the effective time of the merger, each holder of record of any outstanding certificate or certificates theretofore representing common stock or preferred stock of this corporation may surrender the same to Computershare Limited, HA-LO Merger Corporation's transfer agent, at its office in Chicago, Illinois, and such holder shall be entitled upon such surrender to receive in exchange therefor a certificate or certificates representing a like number of shares of common stock or preferred stock of HA-LO Merger Corporation. Until so surrendered, each outstanding certificate which prior to the effective time of the merger represented one or more shares of common stock or preferred stock of this corporation shall be deemed for all corporate purposes to evidence ownership of shares of common stock or preferred stock, as applicable, of HA-LO Merger Corporation.

        (e) From and after the effective time of the merger, the Certificate of Incorporation and the By-Laws of HA-LO Merger Corporation shall be the Certificate of Incorporation and the By-Laws of HA-LO Merger Corporation as in effect immediately prior to such effective time and the name of HA-LO Merger Corporation shall be changed to HA-LO Industries, Inc.

        (f) The members of the Board of Directors and officers of HA-LO Merger Corporation shall be the members of the Board of Directors and the corresponding officers of HA-LO Merger Corporation immediately before the effective time of the merger.

        (g) From and after the effective time of the merger, the assets and liabilities of this corporation and of HA-LO Merger Corporation shall be entered on the books of HA-LO Merger Corporation at the amounts at which they shall be carried at such time on the respective books of this corporation and of HA-LO Merger Corporation, subject to such inter-corporate adjustments or eliminations, if any, as may be required to give effect to the merger; and, subject to such action as may be taken by the Board of Directors of HA-LO Merger Corporation, in accordance with generally accepted accounting principles, the capital and surplus of HA-LO Merger Corporation shall be equal to the capital and surplus of this corporation and of HA-LO Merger Corporation.

    FURTHER RESOLVED, that, in the event that the proposed merger shall not be terminated, the proper officers of this corporation be and they hereby are authorized and directed to make and execute a Certificate of Ownership and Merger setting forth a copy of these resolutions to merge itself into HA-LO Merger Corporation and the date of adoption thereof, and to cause the same to be filed and recorded as provided by law, and to do all acts and things whatsoever, within the States of Illinois and Delaware in any other appropriate jurisdiction, necessary or proper to effect this merger.

    4. The proposed merger herein certified has been adopted, approved, certified, executed, and acknowledged by HA-LO Industries, Inc. in accordance with the laws under which it is organized.

    Signed and attested to on             , 2000.

                                                        ---------------------------------------------
                                                                     John R. Kelley, Jr.,
                                                               CHIEF EXECUTIVE OFFICER OF HA-LO
                                                                      INDUSTRIES, INC.

                                                       Attest:
                                                                --------------------------------------
                                                                          Barry J. Shkolnik,
                                                                     ASSISTANT SECRETARY OF HA-LO
                                                                           INDUSTRIES, INC.

                                                                      APPENDIX B

                              AMENDED AND RESTATED
                          CERTIFICATE OF INCORPORATION
                                       OF
                            HA-LO MERGER CORPORATION

    HA-LO Merger Corporation, a corporation organized and existing under the laws of the State of Delaware, hereby certifies as follows:

    1.  The name of the corporation is "HA-LO Merger Corporation"

    2. The Certificate of Incorporation of the corporation originally was filed with the Secretary of State of the State of Delaware on May 18, 2000.

    3. This Amended and Restated Certificate of Incorporation amends and restates the provisions of the Certificate of Incorporation of the corporation and has been duly adopted by the Board of Directors and the stockholders of the Corporation and has been duly executed and acknowledged by the officers of the corporation in accordance with the provisions of Sections 103, 228, 242 and 245 of the Delaware General Corporation Law.

    4. The text of the Certificate of Incorporation of the Corporation is hereby amended and restated to read in its entirety as follows:

                                  ARTICLE ONE
                              NAME OF CORPORATION

    The name of the corporation is HA-LO Merger Corporation (the "Corporation").

                                  ARTICLE TWO
                          ADDRESS OF REGISTERED AGENT

    The Registered Office of the Corporation is located at 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801. The name of its Registered Agent at that address is Corporation Trust Company.

                                 ARTICLE THREE
                                    PURPOSE

    The nature of the business or purposes to be conducted or promoted by the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware, as amended. The Corporation shall have perpetual existence.

                                  ARTICLE FOUR
                                 CAPITAL STOCK

    4.1 AUTHORIZED STOCK. The Corporation is authorized to issue two classes of capital stock, which shall be designated Common Stock and Preferred Stock. The Corporation is authorized to issue a total of 250,000,000 shares of Common Stock, which shall have a par value of $.001 per share, and a total of 20,000,000 shares of Preferred Stock, which shall have a par value of $.001 per share. The Preferred Stock initially shall be undesignated as to series.

    4.2 RIGHT TO DESIGNATE PREFERRED STOCK. The board of directors of the Corporation is authorized, subject to limitations prescribed by law, to provide by resolution for the issuance of the shares of Preferred Stock as a class or in series and, by filing a certificate of designations, pursuant to the General Corporation Law of the State of Delaware, as amended, to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences, and rights of the shares of the class or of each such series and the qualifications, limitations, and restrictions thereof. The authority of the board of directors with respect to the class or each series shall include, but not be limited to, determination of the following:

        (a) the number of shares constituting any series and the distinctive designation of that series;

        (b) the dividend rate on the shares of the class or of any series, whether dividends shall be cumulative, and, if so, from which date or dates, and the relative rights of priority, if any, of payment of dividends on shares of the class or of that series;

        (c) whether the class or any series shall have voting rights, in addition to the voting rights provided by law, and, if so, the terms of such voting rights;

        (d) whether the class or any series shall have conversion privileges and, if so, the terms and conditions of conversion, including provision for adjustment of the conversion rate in such events as the board of directors shall determine;

        (e) whether or not the shares of the class or of any series shall be redeemable, and, if so, the terms and conditions of such redemption, including the date or date upon or after which they shall be redeemable and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates;

        (f) whether the class or any series shall have a sinking fund for the redemption or purchase of shares of the class or of that series, and, if so, the terms and amount of such sinking fund;

        (g) the rights of the shares of the class or of any series in the event of voluntary or involuntary dissolution or winding up of the Corporation, and the relative rights of priority, if any, of payment of shares of the class or of that series; and

        (h) any other powers, preferences, rights, qualifications, limitations, and restrictions of the class or of any series.

                                  ARTICLE FIVE
                                    BY-LAWS

    In furtherance and not in limitation of the powers conferred by statute, the board of directors shall have the power, both before and after receipt of any payment for any of the Corporation's capital stock, to adopt, amend, repeal or otherwise alter the By-laws of the Corporation without any action on the part of the stockholders; provided, however, that the grant of such power to the board of directors shall not divest the stockholders of or otherwise limit the power of the stockholders to adopt, amend, repeal or otherwise alter the By-laws.

                                  ARTICLE SIX
                             STOCKHOLDER PROPOSALS

    Advance notice of new business and stockholder nominations for the election of directors shall be given in the manner and to the extent provided in the By-laws of the Corporation.

                                 ARTICLE SEVEN
                               NO WRITTEN CONSENT

    7.1 Stockholders of the Corporation may not take action by written consent in lieu of a meeting but must take any actions at a duly called annual or special meeting.

    7.2 Unless otherwise required by law, special meetings of the stockholders of the Corporation, for any purpose or purposes, may be called only by (i) the Board of Directors of the Corporation, (ii) the Chairman of the Board of Directors of the Corporation, if there be one, (iii) the Chief Executive Officer of the Corporation, or (iv) the President of the Corporation.

                                 ARTICLE EIGHT
                             ELECTION OF DIRECTORS

    Elections of directors need not be by written ballot except and to the extent provided in the By-laws of the Corporation. The number of directors which constitute the whole board of directors shall be fixed exclusively in the manner designated in the By-laws of the Corporation.

                                  ARTICLE NINE
                             LIABILITY OF DIRECTORS

    To the fullest extent permitted by the General Corporation Law of the State of Delaware, as amended from time to time, no director of the Corporation shall be liable to the Corporation or to any stockholder of the Corporation for monetary damages for breach of fiduciary duty as a director. No amendment to or repeal of this Article Nine shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any act or omission of such director occurring prior to such amendment.

                                  ARTICLE TEN
                                INDEMNIFICATION

    The Corporation shall indemnify all directors and officers of the Corporation, and shall advance expenses reasonably incurred by such directors and officers, in defending any civil, criminal, administrative or investigative action, suit or proceeding, in accordance with and to the fullest extent permitted by Section 145 of the General Corporation Law of the State of Delaware, as amended from time to time. Any repeal or modification of the provisions of this Article Ten shall not adversely affect any right or protection hereunder of any person in respect of any act or omission occurring prior to the time of such repeal or modification.

                                 ARTICLE ELEVEN
                              DELAWARE SECTION 203

    The Corporation hereby elects to be governed by Section 203 of the General Corporation Law of the State of Delaware, as amended from time to time.

    Signed on             , 2000.

                                                       By:  -----------------------------------------
                                                                        Barry J. Shkolnik,
                                                                       ASSISTANT SECRETARY

                    CERTIFICATE OF DESIGNATIONS ESTABLISHING
             SERIES A CONVERTIBLE PARTICIPATING PREFERRED STOCK OF
                            HA-LO MERGER CORPORATION

    HA-LO Merger Corporation, a Delaware corporation (the "CORPORATION"), acting pursuant to Section 151 of the Delaware General Corporation Law, does hereby submit this Certificate of Designations Establishing Series A Convertible Participating Preferred Stock.

    WHEREAS, Article Four of the Amended and Restated Certificate of Incorporation of the Corporation authorizes Preferred Stock consisting of 20,000,000 shares, $.001 par value per share, issuable from time to time in one or more series;

    WHEREAS, the Board of Directors of the Corporation is authorized, subject to limitations prescribed by law and by the provisions of Article Four of the Corporation's Amended and Restated Certificate of Incorporation, as amended, to establish and fix the number of shares to be included in any series of Preferred Stock and the designations, rights, preferences, privileges, powers, restrictions, limitations and qualifications of the shares of such series; and

    WHEREAS, it is the desire of the Board of Directors to establish and fix the number of shares to be included in a new series of Preferred Stock entitled "Series A Convertible Participating Preferred Stock," and with the designations, rights, preferences, privileges, powers, restrictions, limitations and qualifications as set forth herein.

    NOW, THEREFORE, BE IT RESOLVED, that pursuant to Article Four of the Corporation's Amended and Restated Certificate of Incorporation, there is hereby established Series A Convertible Participating Preferred Stock, of which the Corporation is authorized to issue 5,100,000 shares (the "SERIES A PREFERRED"), which shares shall have the designations, rights, preferences, privileges, powers, restrictions, limitations and qualifications set forth in a supplement to Article Four of the Amended and Restated Certificate of Incorporation of the Corporation as follows:

    Section 1.  DIVIDENDS.

    1A. GENERAL OBLIGATION. Except as otherwise provided herein, no preferential dividends shall accrue on any share of the Series A Preferred (a "SHARE").

    1B. PARTICIPATING DIVIDENDS. If the Corporation declares or pays any dividends upon the Common Stock (whether payable in cash, securities or other property), other than dividends payable solely in shares of Common Stock, the Corporation shall also declare and pay to the holders of the Series A Preferred at the same time that it declares and pays such dividends to the holders of the Common Stock, the dividends which would have been declared and paid with respect to the Common Stock issuable upon conversion of the Series A Preferred had all of the outstanding Series A Preferred been converted immediately prior to the record date for such dividend, or if no record date is fixed, the date as of which the record holders of Common Stock entitled to such dividends are to be determined. Dividends payable to the holders of the Shares pursuant to this
Section 1B are referred to as "PARTICIPATING DIVIDENDS."

    Section 2. LIQUIDATION PREFERENCE. Upon any liquidation, dissolution or winding up of the Corporation (whether voluntary or involuntary), each holder of Series A Preferred shall be entitled to be paid (i) before any distribution or payment is made upon any Junior Securities, an amount in cash equal to the aggregate Liquidation Value of all Shares held by such holder (plus all accrued but unpaid Participating Dividends), and (ii) in addition to the payment under foregoing clause (i), an amount equal to such holder's pro rata portion (based upon the aggregate number of Shares then outstanding) of the Participating Liquidation Amount (such amounts, collectively the "SERIES A PREFERENCE AMOUNT"). If, upon any such liquidation, dissolution or winding up of the Corporation, the Corporation's assets to be distributed among the holders of the Series A Preferred hereunder are insufficient to permit payment to such holders of the aggregate Liquidation Value to which they are entitled, then the entire assets available to be distributed to the Corporation's stockholders shall be distributed pro rata among the holders of Series A Preferred. Not less than 30 days prior to any payments under this
Section 2A, the Corporation shall mail written notice of the liquidation, dissolution or winding up to each record holder of Series A Preferred, setting forth in reasonable detail the amount of proceeds to be paid with respect to each Share and each share of Common Stock in connection with such liquidation, dissolution or winding up.

    Section 3.  REDEMPTIONS.

    3A.  REDEMPTIONS UPON REQUEST.

        (i) Each holder of Shares may require the Corporation to redeem all or any part of such holder's Shares of Series A Preferred by delivering a written request for redemption, together with a certificate or certificates representing the Series A Preferred to be redeemed (collectively, a "REDEMPTION NOTICE"), to the principal office of the Corporation at any time during the 30-day period commencing on the one year anniversary of the Date of Issuance (such 30-day period, the "REDEMPTION PERIOD"); the redemption right provided by this Section 3A shall terminate and cease to be exercisable with respect to any Shares for which the Corporation has not received a Redemption Notice within the Redemption Period. The Corporation shall redeem all Shares of Series A Preferred properly surrendered for redemption at a price per Share equal to the Liquidation Value plus all accrued and unpaid Participating Dividends, if any. As soon as practicable following the Corporation's receipt of a Redemption Notice timely delivered in accordance with this Section 3A, but in any event within 60 days thereafter, the Corporation shall deliver to the holder of the Shares surrendered for redemption cash in an amount equal to the product of the Liquidation Value multiplied by the number of Shares being redeemed, plus all accrued but unpaid Participating Dividends (the "REDEMPTION PAYMENT AMOUNT"). If the funds of the Corporation legally available for redemption of Shares are insufficient to pay the Redemption Payment Amount in full, then those funds that are legally available will be used to redeem the maximum possible number of such Shares ratably among the holders of Shares required to be redeemed.

        (ii) Upon the occurrence of an Event of Noncompliance, any Shares properly tendered for redemption for which the Redemption Payment Amount has not been paid ("DEFAULT SHARES") shall remain outstanding and entitled to all the rights and preferences of Series A Preferred provided herein. If and for so long as an Event of Noncompliance continues, the Default Shares shall accrue dividends, at a rate of 8% per annum on the Issuance Price (the "INTEREST RATE"), for the period commencing on the date such Event of Noncompliance first occurs with respect to such Default Shares until the date the Corporation pays in full the Redemption Payment Amount plus interest payable pursuant to this Section 3A for such Default Shares. If an Event of Noncompliance continues for six months or longer, the Interest Rate with respect to the Default Shares that are the subject of such Event of Noncompliance shall increase by 4% per annum on each six month anniversary of the date the Event of Noncompliance first occurred.

       (iii) At any time prior to a redemption pursuant to this Section 3A, the holder of such Shares shall be entitled instead to convert all or any portion of the Shares pursuant to Section 5 hereof.

    3B. REDEMPTION UPON SIGNIFICANT SALE. If the Corporation sells all of the capital stock, or all or substantially all of the assets, of any Subsidiary or significant business division of the Corporation for consideration consisting, in whole or in part, of cash (each such sale, a "SIGNIFICANT SALE") while any Shares of Series A Preferred remain outstanding, then the Corporation shall use all of the cash proceeds of such Significant Sale to fund the working capital and general corporate needs of the Corporation (including repayment of outstanding indebtedness under the Corporation's line of credit or other commercial bank loan) and/or to redeem the maximum possible number of Shares of Series A Preferred that can be redeemed with such cash proceeds. The Corporation shall deliver written notice of each Significant Sale to each holder of Series A Preferred no later than 15 days after the Significant Sale has been consummated. To the extent that the Corporation does not use all of the cash proceeds of any Significant Sale for working capital and general corporate purposes within 90 days of such Significant Sale, the Corporation, within 15 days after the expiration of such 90-day period, shall deliver a written purchase offer to all holders of Series A Preferred then outstanding and promptly shall purchase Shares of Series A Preferred from the holders who accept such offer, pro rata among all such accepting holders based on the number of Shares then held by each. The purchase price per Share shall equal the Liquidation Value plus all accrued and unpaid Participating Dividends, if any.

    3C. DIVIDENDS AFTER REDEMPTION DATE. No Share shall be entitled to any dividends accruing after the date on which the Redemption Payment Amount (plus accrued interest pursuant to Section 3A) in respect of all Shares tendered for redemption pursuant hereto has been paid to the holder of such Share in full in cash. On such date, all rights of the holder of such Shares shall cease, and such Shares shall no longer be deemed to be issued and outstanding.

    3D. REDEEMED OR OTHERWISE ACQUIRED SHARES. Any Shares which are redeemed or otherwise acquired by the Corporation shall, at the Corporation's election, be held in treasury, canceled and retired to authorized but unissued shares and shall not be reissued, sold or transferred.

    3E. OTHER REDEMPTIONS OR ACQUISITIONS. The Corporation shall not be entitled to redeem or otherwise acquire any Shares of Series A Preferred, except as expressly authorized herein or pursuant to a purchase offer made pro rata to all holders of Series A Preferred on the basis of the number of Shares owned by each such holder and, in such event, such offer shall be subject to the acceptance of the applicable holder (in each case in such holder's sole discretion).

    3F. PROHIBITIONS ON REDEMPTIONS. In the event of any prohibition on the redemption (whether pursuant to this Section 3 or otherwise) of the Shares pursuant to any agreement, instrument or other arrangement to which the Corporation is a party or its assets are bound, the Corporation will use best efforts to obtain waivers or other appropriate relief from such restrictions in order to permit any redemptions required pursuant to these Articles of Incorporation and use commercially reasonable efforts to obtain replacement financing for the Shares in order to permit any such required redemption. This
Section 3F shall not be interpreted as authorizing or otherwise empowering the Corporation to enter into any such agreement, instrument or other arrangement.

    3G. OPTIONAL REDEMPTION UPON A CHANGE OF CONTROL. Upon the consummation of a Change of Control, each holder of Series A Preferred shall be entitled, at such holder's option and in such holder's sole discretion, to require the Corporation to redeem all but not less than all Shares of Series A Preferred owned by such holder for a redemption price equal to the greater of (i) the aggregate Liquidation Value of such Shares (plus all accrued but unpaid Participating Dividends), or (ii) the amount of consideration that would be payable to such holder if such holder had converted all Shares owned by such holder into

Common Stock immediately prior to the effective time of the Change of Control. Each holder of Series A Preferred shall have the right to elect the benefits of either this Section 3G, Section 5A or Section 5G hereof in connection with any such transaction.

    Section 4. VOTING RIGHTS. The holders of the Series A Preferred shall be entitled to notice of all stockholder meetings in accordance with the Corporation's bylaws, and shall be entitled to vote on all matters submitted to the stockholders for a vote together with the holders of the Common Stock and any other classes of capital stock voting with the Common Stock all voting together as a single class. Each Share of Series A Preferred (including any Default Shares not yet redeemed pursuant to Section 3) shall be entitled to one vote for each share of Common Stock issuable upon conversion of such Share of Series A Preferred as of the record date for such vote or, if no record date is specified, as of the date of such vote.

    Section 5.  CONVERSION.

    5A. OPTIONAL CONVERSIONS. At any time and from time to time, any holder of Series A Preferred may convert all or any portion of the Series A Preferred held by such holder into a number of shares of Conversion Stock computed by multiplying the number of Shares to be converted by a fraction ("CONVERSION RATIO"), the numerator of which is the Issuance Price and the denominator of which is the Conversion Price then in effect.

    5B. AUTOMATIC CONVERSIONS. Each Share of Series A Preferred automatically, without action on the part of the Corporation or the holder thereof, shall be converted into shares of Common Stock, at the then effective Conversion Ratio, in the event that the average of the closing prices of the Common Stock on the New York Stock Exchange (or, if the Common Stock at any time is not listed on the New York Stock Exchange, on the primary securities exchange on which the Common Stock may at the time be listed) equals or exceeds $24.00 per share for any 10 consecutive trading days that occur on or after the Date of Issuance. Any such automatic conversion shall be deemed to have occurred as of the close of trading on the 10th such consecutive trading day.

    5C.  CONVERSION PROCEDURE.

    (ii) Except as otherwise provided herein, each conversion of Series A Preferred shall be deemed to have been effected as of the close of business on the date on which the certificate or certificates representing the Series A Preferred to be converted have been surrendered for conversion at the principal office of the Corporation. In the event of an automatic conversion pursuant to
Section 5B, all Shares of Series A Preferred then outstanding shall be converted automatically without any further action by the holders of such shares and whether or not the certificates representing such shares are surrendered to the Corporation or its transfer agent; PROVIDED, HOWEVER, that the Corporation shall not be obligated to issue certificates evidencing the shares of Common Stock issuable upon such automatic conversion unless the certificates evidencing such Shares of Series A Preferred are delivered to the Corporation or its transfer agent as provided above. On the date any such conversion has been effected, the rights of the holder of the Shares converted, as a holder of Series A Preferred, shall cease and the Person or Persons in whose name or names any certificate or certificates for shares of Conversion Stock are to be issued upon such conversion shall be deemed to have become the holder or holders of record of the shares of Conversion Stock represented thereby.

   (iii) The conversion rights with respect to any Share surrendered to the Corporation for redemption shall terminate on the date such Share has been redeemed, unless the Corporation has failed to pay to the holder thereof the full Redemption Payment Amount payable with respect to such Share.

    (iv) Notwithstanding any other provision hereof, if a conversion of Series A Preferred is to be made in connection with a Change of Control or other transaction affecting the Corporation, the conversion of any Shares may, at the election of the holder thereof, be conditioned upon the consummation of such transaction, in which case such conversion shall not be deemed to be effective until such transaction has been consummated.

    (v) As soon as possible after a conversion has been effected (but in any event within three business days), the Corporation shall deliver to the converting holder:

        (a) a certificate or certificates representing the number of shares of Conversion Stock issuable by reason of such conversion in such name or names and such denomination or denominations as the converting holder has specified;

        (b) the amount of all Participating Dividends declared and remaining unpaid with respect to the Shares converted, plus the amount payable under subsection (viii) below with respect to such conversion; and

        (c) a certificate representing any Shares which were represented by the certificate or certificates delivered to the Corporation in connection with such conversion but which were not converted.

    (vi) The Corporation shall not close its books against the transfer of Series A Preferred or of Conversion Stock issued or issuable upon conversion of Series A Preferred in any manner which significantly interferes with the timely conversion of Series A Preferred. The Corporation shall assist and cooperate with any holder of Shares required to make any governmental filings or obtain any governmental approval prior to or in connection with any conversion of Shares hereunder (including, without limitation, making any filings required to be made by the Corporation).

   (vii) The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Conversion Stock, solely for the purpose of issuance upon the conversion of the Series A Preferred, such number of shares of Conversion Stock issuable upon the conversion of all outstanding Series A Preferred. All shares of Conversion Stock which are so issuable shall, when issued, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges. The Corporation shall take all such actions as may be necessary to assure that all such shares of Conversion Stock may be so issued without violation of any applicable law or governmental regulation or any requirements of the New York Stock Exchange and/or any other domestic securities exchange upon which shares of Conversion Stock may be listed (except for official notice of issuances which shall be immediately delivered by the Corporation upon each such issuance). The Corporation shall not take any action which would cause the number of authorized but unissued shares of Conversion Stock to be less than the number of such shares required to be reserved hereunder for issuance upon conversion of the Series A Preferred.

  (viii) In lieu of any fractional shares to which the holder of Series A Preferred Stock otherwise would be entitled, the Corporation shall pay to such holder cash equal to such fraction multiplied by the closing price of the Common Stock on the New York Stock Exchange, or any other domestic securities exchange on which the Common Stock is listed or admitted to unlisted trading privileges, on the trading date immediately prior to the conversion date.

    5D.  CONVERSION PRICE.

    (i) In order to prevent dilution of the conversion rights granted under this
Section 5, the Conversion Price shall be subject to adjustment from time to time pursuant to this Section 5D.

    (ii) If and whenever the Corporation issues or sells or, in accordance with paragraph 5E is deemed to have issued or sold, any shares of its Common Stock for a consideration per share less than the Conversion Price in effect immediately prior to the time of such issuance or sale, then immediately upon such issue or sale (or deemed issue or sale) the Conversion Price shall, except with respect to the Shares then held by any holder of Shares who actually purchases any such securities from the Corporation in such issuance or sale (or deemed issuance or sale), be reduced to the Conversion Price determined by dividing (a) the sum of (x) the product derived by multiplying the Conversion Price in effect immediately prior to such issue or sale (or deemed issue or sale) by the number of shares of Common Stock Deemed Outstanding immediately prior to such issue or sale, plus (y) the consideration, if any, received by the Corporation upon such issue or sale, by (b) the number of shares of Common Stock Deemed Outstanding immediately after such issue or sale.

   (iii) Notwithstanding the foregoing, there shall be no adjustment in the Conversion Price as a result of any issue or sale (or deemed issue or sale) of shares of Common Stock (a) issued to, or issued upon exercise of options granted to, employees, directors or consultants of the Corporation and its Subsidiaries pursuant to stock option plans and stock ownership plans approved by the Corporation's Board of Directors, (b) issuable upon the conversion of the Series A Preferred, or (c) issued by the Corporation in connection with acquisitions, bank financing, the formation of strategic partnership and similar transactions approved by the Corporation's Board of Directors.

    5E. EFFECT ON CONVERSION PRICE OF CERTAIN EVENTS. For purposes of determining the adjusted Conversion Price under paragraph 5D, the following shall be applicable:

        (i) ISSUANCE OF RIGHTS OR OPTIONS. If the Corporation in any manner grants or sells any Options and the price per share for which Common Stock is issuable upon the exercise of such Options, or upon conversion or exchange of any Convertible Securities issuable upon exercise of such Options, is less than the Conversion Price in effect immediately prior to the time of the granting or sale of such Options, then the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such Options shall be deemed to be outstanding and to have been issued and sold by the Corporation at the time of the granting or sale of such Options for such price per share. For purposes of this paragraph, the "price per share for which Common Stock is issuable" shall be determined by dividing (a) the total amount, if any, received or receivable by the Corporation as consideration for the granting or sale of such Options, plus the minimum aggregate amount of additional consideration payable to the Corporation upon exercise of all such Options, plus in the case of such Options which relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable to the Corporation upon the issuance or sale of such Convertible Securities and the conversion or exchange thereof, by (b) the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such Options. No further adjustment of the Conversion Price shall be made when Convertible Securities are actually issued upon the exercise of such Options or when Common Stock is actually issued upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

        (ii) ISSUANCE OF CONVERTIBLE SECURITIES. If the Corporation in any manner issues or sells any Convertible Securities and the price per share for which Common Stock is issuable upon conversion or exchange thereof is less than the Conversion Price in effect immediately prior to the time of such issue or sale, then the maximum number of shares of Common Stock issuable upon conversion or exchange of such Convertible Securities shall be deemed to be outstanding and to have been issued and sold by the Corporation at the time of the issuance or sale of such Convertible Securities for such price per share. For the purposes of this paragraph, the "price per share for which Common Stock is issuable" shall be determined by dividing (a) the total amount received or receivable by the Corporation as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Corporation upon the conversion or exchange thereof, by (b) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities. No further adjustment of the Conversion Price shall be made when Common Stock is actually issued upon the conversion or exchange of such Convertible Securities, and if any such issue or sale of such Convertible Securities is made upon exercise of any Options for which adjustments of the Conversion Price had been or are to be made pursuant to other provisions of this Section 5, no further adjustment of the Conversion Price shall be made by reason of such issue or sale.

       (iii) CHANGE IN OPTION PRICE OR CONVERSION RATE. If the purchase price provided for in any Options, the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities or the rate at which any Convertible Securities are convertible into or exchangeable for Common Stock changes at any time, the Conversion Price in effect at the time of such change shall be immediately adjusted to the Conversion Price which would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed purchase price, additional consideration or conversion rate, as the case may be, at the time initially granted, issued or sold. For purposes of this Section 5E, if the terms of any Option or Convertible Security which was outstanding as of the date of the initial issuance of the Series A Preferred are changed in the manner described in the immediately preceding sentence, then such Option or Convertible Security and the Common Stock deemed issuable upon exercise, conversion or exchange thereof shall be deemed to have been issued as of the date of such change; provided that no such change shall at any time cause the Conversion Price hereunder to be increased.

        (iv) TREATMENT OF EXPIRED OPTIONS AND UNEXERCISED CONVERTIBLE SECURITIES. Upon the expiration of any Option or the termination of any right to convert or exchange any Convertible Security without the exercise of any such Option or right, the Conversion Price then in effect hereunder shall be adjusted immediately to the Conversion Price which would have been in effect at the time of such expiration or termination had such Option or Convertible Security, to the extent outstanding immediately prior to such expiration or termination, never been issued. For purposes of paragraph 5E, the expiration or termination of any Option or Convertible Security which was outstanding as of the date of the initial issuance of the Series A Preferred shall not cause the Conversion Price hereunder to be adjusted unless, and only to the extent that, a change in the terms of such Option or Convertible Security caused it to be deemed to have been issued after the date of issuance of the Series A Preferred.

        (v) CALCULATION OF CONSIDERATION RECEIVED. If any Common Stock, Option or Convertible Security is issued or sold or deemed to have been issued or sold for cash, the consideration received therefor shall be deemed to be the amount received by the Corporation therefor (net of non-customary discounts, commissions and related expenses). If any Common Stock, Option or Convertible Security is issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Corporation shall be the fair value of such consideration, except where such consideration consists of securities, in which case the amount of consideration received by the

    Corporation shall be the Market Price thereof as of the date of receipt. If any Common Stock, Option or Convertible Security is issued to the owners of the non-surviving entity in connection with any merger in which the Corporation or any Subsidiary of the Corporation is the surviving corporation, the amount of consideration therefor shall be deemed to be the fair value of such portion of the assets and business of the non-surviving entity as is attributable to such Common Stock, Option or Convertible Security, as the case may be. The fair value of any consideration other than cash and securities shall be determined by the Board of Directors of the Corporation, in good faith, and reported to the holders of Series A Preferred in writing. If any holders of Shares object to such determination of fair value within 20 days after receipt of such written notice, the Board of Directors and such holder shall negotiate in good faith to reach agreement regarding such fair market value; provided that, if such parties are unable to reach agreement within a reasonable period of time, the fair value of such consideration shall be determined by an independent appraiser experienced in valuing such type of consideration selected by the Corporation and approved by the holders of at least a majority of the then outstanding Shares (such approval not to be unreasonably withheld). The determination of such appraiser shall be final and binding upon the parties, and the fees and expenses of such appraiser shall be borne by the Corporation.

        (vi) INTEGRATED TRANSACTIONS. In case any Option is issued in connection with the issue or sale of other securities of the Corporation, together comprising one integrated transaction in which no specific consideration is allocated to such Option by the parties thereto, the Option shall be deemed to have been issued for the Market Price of the shares of Common Stock issuable thereunder (taking into account the securities issued in such integrated transaction).

       (vii) TREASURY SHARES. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Corporation or any Subsidiary, and the disposition of any shares so owned or held shall be considered an issue or sale of Common Stock.

      (viii) RECORD DATE. If the Corporation takes a record of the holders of Common Stock for the purpose of entitling them (a) to receive a dividend or other distribution payable in Common Stock, Options or in Convertible Securities, or (b) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or upon the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

        (ix) MINIMAL ADJUSTMENTS. All calculations under this Section 5 shall be made to the nearest cent or to the nearest one hundredth (1/100) of a share, as the case may be. No adjustment in the Conversion Price shall be made if such adjustment would result in a change in the Conversion Price of less than $0.01; however, any adjustment of less than $0.01 that is not made shall be carried forward and shall be made at the time of and together with any subsequent adjustment which, on a cumulative basis, amounts to an adjustment of $0.01 or more in the Conversion Price.

    5F. SUBDIVISION OR COMBINATION OF COMMON STOCK. If the Corporation at any time subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Conversion Price in effect immediately prior to such subdivision shall be proportionately reduced, and if the Corporation at any time combines (by reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Conversion Price in effect immediately prior to such combination shall be proportionately increased.

    5G. CONVERSION UPON A RECAPITALIZATION. Prior to the consummation of any recapitalization, reorganization, reclassification, consolidation or merger involving the Corporation which is effected in such a manner that the holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities, cash or assets with respect to or in exchange for Common Stock (any such event, a "RECAPITALIZATION"), the Corporation shall make appropriate provisions (in form and substance satisfactory to the holders of a majority of the then outstanding Shares of Series A Preferred Stock) to insure that each of the holders of Series A Preferred shall thereafter have the right to acquire and receive, in lieu of or in addition to (as the case may be) the shares of Conversion Stock immediately theretofore acquirable and receivable upon the conversion of such holder's Series A Preferred, such shares of stock, securities, cash or assets as such holder would have received in connection with such Recapitalization if such holder had converted its Series A Preferred immediately prior to such Recapitalization. In each such case, the Corporation also shall make appropriate provisions (in form and substance satisfactory to the holders of a majority of the then outstanding Shares of Series A Preferred Stock) to insure that the provisions of this Section 5 thereafter shall be applicable to the Series A Preferred (including, in the case of any such consolidation, merger or sale in which the successor entity or purchasing entity is not the Corporation, an immediate adjustment of the Conversion Price to the value for the Common Stock reflected by the terms of such Recapitalization, and a corresponding immediate adjustment in the number of shares of Conversion Stock acquirable and receivable upon conversion of Series A Preferred, if the value so reflected is less than the Conversion Price in effect immediately prior to such Recapitalization).

    5H. CERTAIN EVENTS. If any event occurs of the type contemplated by the provisions of this Section 5 but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features), then the Corporation's Board of Directors shall make an appropriate adjustment in the Conversion Price so as to protect the rights of the holders of Series A Preferred; provided that no such adjustment shall increase the Conversion Price as otherwise determined pursuant to this Section 5 or decrease the number of shares of Conversion Stock issuable upon conversion of each Share of Series A Preferred.

    5I.  NOTICES.

    (i) Promptly upon any adjustment of the Conversion Price, the Corporation shall give written notice thereof to all holders of Series A Preferred, setting forth in reasonable detail and certifying the calculation of such adjustment.

    (ii) The Corporation shall give written notice to all holders of Series A Preferred at least 20 days prior to the date on which the Corporation closes its books or takes a record (a) with respect to any dividend or distribution upon Common Stock, (b) with respect to any pro rata subscription offers to holders of Common Stock or (c) for determining rights to vote with respect to any Change of Control, dissolution or liquidation.

   (iii) The Corporation shall also give written notice to all holders of Series A Preferred at least 20 days prior to the date on which any Recapitalization shall take place.

    Section 6. PROTECTIVE PROVISIONS. In addition to any other class vote that may be required by law or as provided herein, so long as any Shares of Series A Preferred are outstanding, the Corporation shall not, without first obtaining the affirmative vote of the holders of at least a majority of the Shares of Series A Preferred then outstanding, voting as a class:

        (i) increase the number of authorized Series A Preferred or issue any additional shares of Series A Preferred, except as contemplated by the terms of the Series A Preferred;

        (ii) amend or modify the powers, preferences or rights of the Series A Preferred or amend, alter or repeal any of the provisions of the Corporation's Articles of Incorporation or By-laws (including by merger or similar transaction or otherwise) so as to eliminate the Series A Preferred or otherwise affect adversely the powers, preferences or rights of the holders of Series A Preferred; or

       (iii) other than the Series A Preferred, create, authorize, issue or permit to exist any class of capital stock or series of preferred shares that ranks senior to the Series A Preferred with respect to dividend rights or rights on liquidation, winding up or dissolution, or reclassify any class or series of any junior stock into, or authorize any securities exchangeable for, convertible into or evidencing the right to purchase, any such class or series.

    Section 7. TRANSFERS; REGISTRATION OF TRANSFER. The Shares of Series A Preferred shall be freely transferable, subject to compliance with applicable securities laws. The Corporation shall keep at its principal office a register for the registration of Series A Preferred. Upon the surrender of any certificate representing Series A Preferred at such place, the Corporation shall, at the request of the record holder of such certificate, execute and deliver (at the Corporation's expense) a new certificate or certificates in exchange therefor representing in the aggregate the number of Shares represented by the surrendered certificate. Each such new certificate shall be registered in such name and shall represent such number of Shares as is requested by the holder of the surrendered certificate and shall be substantially identical in form to the surrendered certificate, and dividends shall accrue on the Series A Preferred represented by such new certificate from the date to which dividends have been fully paid on such Series A Preferred represented by the surrendered certificate.

    Section 8. REPLACEMENT OF CERTIFICATES. Upon receipt of evidence reasonably satisfactory to the Corporation (an affidavit of the registered holder shall be satisfactory) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing Shares of Series A Preferred, and in the case of any such loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to the Corporation (provided that if the holder is a financial institution or other institutional investor its own agreement shall be satisfactory), or, in the case of any such mutilation upon surrender of such certificate, the Corporation shall (at its expense) execute and deliver in lieu of such certificate a new certificate of like kind representing the number of Shares of such class represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate, and dividends shall accrue on the Series A Preferred represented by such new certificate from the date to which dividends have been fully paid on such lost, stolen, destroyed or mutilated certificate.

    Section 9.  DEFINITIONS.

    "CHANGE OF CONTROL" means any (i) reorganization or merger of the Corporation with or into any other corporation or entity (other than a consolidation or merger in which the Corporation is the continuing entity and which does not result in any adverse change in the rights, preferences or privileges of the Common Stock), (ii) a sale, lease, exchange or transfer of all or substantially all of the assets of the Corporation in one transaction or series of related transactions, (iii) a change in the majority of the Board of Directors, occurring during any 13-month period commencing on January 17, 2000 that was not approved by a majority of the directors serving on January 17, 2000 or by a majority of those subsequently elected directors whose election or nomination for election was approved by a majority of the directors then serving on the Board of Directors, (iv) merger, consolidation, reorganization or similar transaction involving the Corporation, or the issuance, sale or transfer of voting capital stock of the Corporation, by the Corporation or otherwise, in one transaction or series of related transactions, such that, after the consummation of any such transaction(s), the stockholders of the Corporation prior to the transaction(s) own less than 50% of the voting securities of the surviving corporation or entity or the Corporation, as the case may be, or (v) the acquisition by any "person" (as such term is used in Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT")), or two or more persons acting in concert, of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 51% or more of the outstanding shares of voting stock of the Corporation; PROVIDED, HOWEVER, that the foregoing shall exclude any such acquisition (A) made by the Corporation or any Subsidiary, or (B) made by an employee benefit plan (or related trust) sponsored or maintained by the Corporation.

    "COMMON STOCK" means, collectively, the Corporation's common stock, $.001 par value per share, and any capital stock of any class of the Corporation hereafter authorized that is not limited to a fixed sum or percentage of par or stated value in respect to the rights of the holders thereof to participate in dividends or in the distribution of assets upon any liquidation, dissolution or winding up of the Corporation.

    "COMMON STOCK DEEMED OUTSTANDING" means, at any given time, without duplication, the number of shares of Common Stock actually outstanding at such time, plus the number of shares of Common Stock deemed to be outstanding pursuant to subparagraphs 5D(i) and 5D(ii) hereof whether or not the Options or Convertible Securities are actually exercisable at such time, plus the number of shares of Common Stock issuable upon conversion of the outstanding Series A Preferred, plus the number of shares of Common Stock issuable upon exercise of outstanding options and warrants to purchase Common Stock as such number of shares is proportionately adjusted for stock splits, stock dividends, stock combinations and other recapitalizations.

    "CONVERSION PRICE" initially shall be equal to $10.00, but is subject to adjustment in accordance with Section 5.

    "CONVERSION STOCK" means shares of the Corporation's Common Stock; provided that if there is a change such that the securities issuable upon conversion of the Series A Preferred are issued by an entity other than the Corporation or there is a change in the type or class of securities so issuable, then the term "Conversion Stock" shall mean the security issuable upon conversion of each share of the Series A Preferred if such security is issuable in shares, or shall mean the smallest unit in which such security is issuable if such security is not issuable in shares.

    "CONVERTIBLE SECURITIES" means any stock or securities directly or indirectly convertible into or exchangeable for Common Stock.

    "DATE OF ISSUANCE" means the date on which the Corporation initially issues any Shares, regardless of the number of times transfer of such Share is made on the stock records maintained by or for the Corporation and regardless of the number of certificates which may be issued to evidence such Share.

    "EVENT OF NONCOMPLIANCE" means, with respect to any Shares for which a redemption notice and the certificates representing such Shares have been timely received by the Corporation, the failure by the

Corporation to have paid, within the 60-day period described in Section 3A, the Redemption Payment Amount (including any accrued and unpaid Participating Dividends).

    "ISSUANCE PRICE" shall be equal to $10.00 (as proportionately adjusted for stock splits, stock dividends, stock combinations and other recapitalizations).

    "JUNIOR SECURITIES" means the Common Stock and any capital stock or other equity securities of the Corporation with rights and preferences (including with respect to liquidation) subordinate to the Series A Preferred.

    "LIQUIDATION VALUE" of any Share as of any particular date shall be equal to $10.00 (as proportionately adjusted for stock splits, stock dividends, stock combinations and other recapitalizations).

    "MARKET PRICE" of any security means the average of the closing prices of such security's sales on the primary securities exchange on which such security may at the time be listed, or, if there has been no sales on such exchange on any day, the average of the highest bid and lowest asked prices on such exchange at the end of such day, or, if on any day such security is not so listed, the average of the representative bid and asked prices quoted in the Nasdaq System as of 4:00 P.M., New York time, or, if on any day such security is not quoted in the Nasdaq System, the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau, Incorporated, or any similar successor organization, in each such case averaged over a period of 21 trading days consisting of the days as of which "Market Price" is being determined and the 20 consecutive business days prior to such day. If at any time such security is not listed on any securities exchange or quoted in the Nasdaq System or the over-the-counter market, the "Market Price" shall be the fair value thereof determined jointly by the Corporation and the designee of holders of at least a majority of the then outstanding Shares. If such parties are unable to reach agreement within a reasonable period of time, such fair value shall be determined by an independent appraiser experienced in valuing securities selected by the Corporation and approved by the designee of holders of at least a majority of the then outstanding Shares (such approval not to be unreasonably withheld). The determination of such appraiser shall be final and binding upon the parties, and the Corporation shall pay the fees and expenses of such appraiser.

    "OPTIONS" means any rights, warrants or options to subscribe for or purchase Common Stock or Convertible Securities.

    "PARTICIPATING LIQUIDATION AMOUNT" means that portion of all remaining assets and funds of the Corporation available for distribution to the stockholders of the Corporation after payment in full of the aggregate Liquidation Value with respect to the Shares of Series A Preferred then outstanding, expressed as a fraction the numerator of which is the number of shares of Common Stock issuable upon the conversion under Section 6 of all Series A Preferred outstanding immediately prior to such event and the denominator of which is the sum of the number of shares of Common Stock outstanding immediately prior to such event plus the number of all shares of Common Stock issuable upon conversion under Section 6 of all Series A Preferred outstanding immediately prior to such event.

    "PERSON" means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization or a governmental entity or any department, agency or political subdivision thereof.

    "SUBSIDIARY" means, with respect to any Person, any corporation, limited liability company, partnership, association or other business entity of which
(i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (ii) if a limited liability company, partnership, association or other business entity, a majority of the partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by any Person or one or more Subsidiaries of that person or a combination thereof. For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a limited liability company, partnership, association or other business entity if such Person or Persons shall be allocated a majority of limited liability company, partnership, association or other business entity gains or losses or shall be or control the managing general partner of such limited liability company, partnership, association or other business entity.

    Section 10. AMENDMENTS AND WAIVERS. No amendment, modification or waiver shall be binding or effective with respect to any provision of this Statement of Resolution without the prior written consent of the holders of at least 60% of the then outstanding Shares; provided that no change in the terms hereof may be accomplished by merger or consolidation of the Corporation with another corporation or entity unless the Corporation has obtained the prior written consent of the holders of the applicable percentage of the Series A Preferred then outstanding.

    Section 11. NOTICES. Except as otherwise expressly provided hereunder, all notices referred to herein shall be in writing and shall be delivered by reputable overnight courier service, charges prepaid, and shall be deemed to have been given when so sent (i) to the Corporation, at its principal executive offices and (ii) to any stockholder, at such holder's address as it appears in the stock records of the Corporation (unless otherwise indicated by any such holder).

                                                                      APPENDIX C

                                   BY-LAWS OF
                            HA-LO MERGER CORPORATION

                                   ARTICLE I
                                    OFFICES

    Section 1. REGISTERED OFFICE. The Corporation shall have and maintain a registered office and a registered agent in the State of Delaware.

    Section 2. OTHER OFFICES. The Corporation may also have such other office or offices in Delaware or elsewhere as the Board of Directors may determine or as the business of the Corporation may require.

                                   ARTICLE II
                            MEETING OF STOCKHOLDERS

    Section 1. ANNUAL MEETING. The annual meeting of stockholders shall be held on a date and at a time designated by the Board of Directors. In the absence of such designation, the annual meeting shall be held on the second Tuesday in May at 10:00 a.m. local time. Such meeting may be held within or without the State of Delaware. At such meeting the stockholders shall elect by a plurality vote a Board of Directors, and transact such other business as may properly be brought before the meeting.

    Section 2. SPECIAL MEETINGS. Special meetings of the stockholders may be called for any purpose or purposes as shall be stated in a written notice of meeting. Business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice (or any supplement thereto). Unless otherwise prescribed by statute or by the Certificate of Incorporation, special meetings of the stockholders may be called only by (a) the Board of Directors of the Corporation, (b) the Chairman of the Board of Directors of the Corporation, if there is one, or (c) the Chief Executive Officer or the President of the Corporation.

    Section 3. NOTICE. Written notice of the annual or special meeting shall be given to each stockholder entitled to vote thereat, in person or by mailing to him at his or her last known address, not less than 10 nor more than 60 days before the date of meeting. In the case of a special meeting, the purpose or purposes for which the meeting is called must be stated in the notice. In the case of an annual meeting, the matters which the Board of Directors, at the time the notice is given, intends to present shall be stated in the notice (but any other matter properly presented may be determined at the meeting).

    Section 4. STOCKHOLDER LIST. The officer who has charge of the stock ledger of the Corporation shall prepare and make, at least 10 days before every meeting of the stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least 10 days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list also shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present for any purpose germane to the meeting.

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
    Section 5. QUORUM. Unless otherwise provided by the Certificate of Incorporation, holders of a majority of the shares issued and outstanding and entitled to vote at a meeting thereof, present in person or represented by proxy, shall constitute a quorum at all meetings of stockholders. In the event a quorum is not present or represented by proxy at any meeting of stockholders, a majority of the stockholders entitled to vote thereat, present in person or represented by proxy, shall have the power to adjourn the meeting from time to time, without notice of the time and place of the adjourned meeting other than announcement at the meeting at which adjournment is taken. At the adjourned meeting, the Corporation may transact any business which may have been transacted at the original meeting. If the meeting is adjourned for more than 30 days or if, after the adjournment, a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

    Section 6. VOTE REQUIRED. If a quorum is present, the affirmative vote of the holders of a majority of the shares represented at such meeting and entitled to vote thereat, whether present in person or by proxy, shall be the act of the stockholders, unless the matter to be voted upon is one upon which, by express provision of the Delaware General Corporation Law or of the Certificate of Incorporation, a different vote is required, in which case such express provision shall determine the vote required to effect such action.

    Section 7. VOTING. Unless otherwise provided in the Certificate of Incorporation, each stockholder shall be entitled to one vote in person or by proxy for each share of the capital stock having voting power held by such stockholder. No proxy shall be voted after three years from its date, unless the proxy provides for a longer period. No stockholder shall be entitled to cumulate votes.

    Section 8. WRITTEN CONSENT. Any action required to be taken at a meeting of the stockholders, or any other action which may be taken at a meeting of the stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the Corporation. If such consent is signed by less than all of the stockholders entitled to vote, then such consent shall become effective only if, after the effective date of the consent, prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be delivered in writing to those stockholders who have not consented in writing..

    Section 9.  BUSINESS BROUGHT BEFORE AN ANNUAL MEETING.

    (a) TIMELY NOTICE BY STOCKHOLDER. At any annual meeting of stockholders of the Corporation, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors,
(ii) brought before the meeting by or at the direction of the Board of Directors, or (iii) otherwise properly brought before the meeting by a stockholder who was a stockholder of record both at the time of giving notice provided for in these By-laws and also on the record date for the determination of stockholders entitled to vote at the annual meeting. For business to be properly brought before an annual meeting by a stockholder, the stockholder must have delivered timely written notice thereof to the Secretary of the Corporation. To be timely, a stockholder's notice must be delivered to, or mailed and received at, the principal executive offices of the Corporation not less than 45 days prior to the first anniversary of the date on which the Corporation first mailed its proxy materials for the prior year's annual meeting; provided, however, that in the event that the date of the annual meeting is changed by more than 30 days from the first anniversary of the prior year's annual meeting, to be timely a stockholder's notice must be delivered to, or mailed and received at, the principal executive offices of the Corporation not later than the close of business on the 10th day following the date on which the notice of the date of the annual meeting was first mailed or the date public announcement of such meeting date was made. A stockholder's notice to the Corporation shall set forth, as to each matter the stockholder proposes to bring before the annual meeting, (A) a brief description of the business desired to be brought before the annual meeting, (B) the name and address, as they appear on the Corporation's books, of the stockholder proposing such business, (C) the class and number of shares of the Corporation which are beneficially owned by the stockholder on the relevant date(s), and (D) any material interest of the stockholder in such business. Such notice also shall comply with any other applicable requirements promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). For purposes of this section, "public announcement" shall mean disclosure in a press release reported by Dow Jones News Services, Associated Press or a comparable national news service. Nothing in this section shall be deemed to affect any rights of stockholders to request inclusion of proposals in the Corporation's proxy statement pursuant to Rule 14a-8 under the Exchange Act.

    (b) Notwithstanding anything in these By-laws to the contrary, no business shall be conducted at an annual meeting except in accordance with the procedures set forth in this Section 9. The presiding officer of an annual meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting in accordance with the provisions of this Section, and any such business not properly brought before the meeting shall not be transacted.

                                  ARTICLE III
                                   DIRECTORS

    Section 1. NUMBER. The number of directors which shall constitute the whole Board of Directors of the Corporation shall be not less than two (2) nor more than eleven (11) and shall be fixed from time to time by resolution adopted by a majority of the Board of Directors. Each director shall serve for a term ending on the date of the first annual meeting following the annual meeting at which such director was elected or until his successor is elected and qualified or until his earlier resignation or removal. Directors need not be stockholders.

    Section 2. VACANCIES. Vacancies and newly-created directorships resulting from any increase in the authorized number of directors may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director, and the director(s) so chosen shall hold office until their successor(s) are elected and qualified or until their earlier resignation or removal.

    Section 3. DUTIES OF DIRECTORS. The business of the Corporation shall be managed by or under the direction of its Board of Directors which may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute or by the Certificate of Incorporation or by these By-laws directed or required to be exercised or done by the stockholders.

    Section 4. MEETINGS. The Board of Directors of the Corporation may hold meetings, both regular and special, either within or without the State of Delaware.

    Section 5. ANNUAL MEETINGS. An annual meeting of the Board of Directors shall be held immediately following the annual meeting of the stockholders. In the event such meeting is not held immediately following the annual meeting of the stockholders, the meeting may be held at such time and place as shall be specified in a notice given as hereinafter provided for special meetings of the Board of Directors.

    Section 6. REGULAR MEETINGS. Other regular meetings of the Board of Directors may be held without notice if the times and places for such meetings are fixed by the Board of Directors.

    Section 7. SPECIAL MEETINGS. Special meetings of the Board of Directors may be called by the Chairman of the Board, the Chief Executive Officer or the President and shall be called by the Chief Executive Officer, President or Secretary on the written request of any two directors. Notice of a special meeting shall be given to each director, in person or by mail, courier, telegram or facsimile (if receipt is confirmed by telephone), at his or her last known address not less than 48 hours prior to the date designated therein for such meeting. Said notice shall be written, specifying the time and place of such meeting.

    Section 8. QUORUM. At all meetings of the board, a majority of the directors shall constitute a quorum for the transaction of business. The act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board of Directors, except as may be otherwise specifically provided by statute, the Certificate of Incorporation or these By-laws. If a quorum shall not be present at any meeting of the Board of Directors, the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

    Section 9.  NOMINATIONS FOR DIRECTORS.

    (a) PERSONS ELIGIBLE. Only persons who are nominated in accordance with the procedures set forth in these By-laws shall be eligible to serve as directors of the Corporation. Nominations of persons for election to the Board of Directors of the Corporation may be made at a meeting of stockholders (i) by or at the direction of the Board of Directors, or (ii) by any stockholder of the Corporation who was a stockholder of record both at the time of giving notice provided for in these By-laws and also on the record date for the determination of stockholders entitled to vote at the meeting, and who shall have complied with the notice procedures set forth in Section 9(b).

    (b) TIMELY NOTICE. In order for a stockholder to nominate a person for election to the Board of Directors of the Corporation at a meeting of stockholders, such stockholder shall have delivered timely written notice to the Corporation of such stockholder's intent to make such nomination. To be timely, a stockholder's notice shall be delivered to, or mailed and received at, the principal executive offices of the Corporation (i) in the case of an annual meeting, not less than 90 days prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is changed by more than 30 days from such anniversary date, to be timely a stockholder's notice must be delivered to, or mailed and received at, the principal executive offices of the Corporation not later than the close of business on the 10th day following the date on which the notice of the date of the annual meeting was first mailed or the date public announcement of such meeting date was made, and (ii) in the case of a special meeting at which directors are to be elected, not later than the close of business on the 10th day following the earlier of the day on which notice of the meeting was mailed or the date public announcement of such meeting was made. Such stockholder's notice shall be set forth (A) as to each person whom the stockholder proposes to nominate for election as a director at such meeting, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including such person's written consent to being named in the proxy statement as a nominee and to serve as a director if elected; (B) as to the stockholder giving the notice (1) the name and address, as they appear on the Corporation's books, of such stockholder, and (2) the class and number of shares of the Corporation which are beneficially owned by such stockholder and also which are owned of record by such stockholder on the relevant date(s); and (C) as to the beneficial owner, if any, on whose behalf the nomination is made, (x) the name and address of such person and (y) the class and number of shares of the Corporation which are beneficially owned by such person. At the request of the Board of Directors, any person nominated by the Board of Directors for election as a director shall furnish to the secretary of the Corporation that information required to be set forth on a stockholder's notice of nomination which pertains to a nominee.

    (c) DEFECTIVE NOMINATIONS. The chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the procedures prescribed by this Section 9 and, if he shall so determine, the defective nomination shall be disregarded. A stockholder seeking to nominate a person to serve as a director also must comply with all applicable requirements of the Exchange Act, and the rules and regulations thereunder.

    Section 10. VOTING. At all meetings of the Board of Directors, each director shall have one vote.

    Section 11. UNANIMOUS CONSENT. Unless otherwise restricted by the Certificate of Incorporation or these By-laws, any action required or permitted to be taken at any meeting of the Board of Directors, or any committee thereof, may be taken without a meeting if all members of the board or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of the proceedings of the board or committee.

    Section 12. COMMITTEES OF DIRECTORS. The Board of Directors may, by resolution passed by a majority of the whole board, designate one or more committees, each committee to consist of one or more of the directors of the Corporation. To the extent provided in the resolution and not otherwise restricted by statute, any such committee shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, including the power and authority to declare dividends, and may authorize the seal of the Corporation, if any, to be affixed to all papers which may require it. Each committee shall keep regular minutes of its meetings and report the same to the Board of Directors, as requested by the board.

    Section 13. COMPENSATION OF DIRECTORS. Unless otherwise restricted by statute or the Certificate of Incorporation, the Board of Directors (irrespective of any personal interest) shall have the authority to fix the compensation of directors. The directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors and may be paid a fixed sum for attendance at each meeting of the Board of Directors or a stated fee as director. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like compensation for attending committee meetings.

    Section 14.  INTERESTED DIRECTORS.

    (a) No contract or transaction between the Corporation and one or more of its directors or officers, or between the Corporation and any other Corporation, partnership, association, or other organization in which one or more of the Corporation's directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely because of the existence thereof, or solely because a director or officer is present at or participates in the meeting of the Board or a committee thereof which authorizes such a contract or transaction, or solely because his or their votes are counted for such purpose, if:

        (i) the material facts as to such relationship or interest and as to the contract or transaction(s) are disclosed or are known to the Board of Directors or a committee thereof, as the case may be, and the Board or committee, as appropriate, in good faith authorizes the contract or transaction(s) by affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or

        (ii) the material facts as to the relationship or interest and as to the contract or transaction(s) are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction(s) is specifically approved in good faith by vote of the stockholders; or

       (iii) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified, by the Board of Directors, a committee thereof or the stockholders.

    (b) Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee thereof which authorizes a contract or transaction described in this
Section 14.

    Section 15. PRESUMPTION OF ASSENT. A director of the Corporation who is present at a meeting of the Board of Directors at which action on any corporate matter is taken shall be conclusively presumed to have assented to the action taken unless his dissent shall be entered in the minutes of the meeting or unless he shall file his written dissent to such action with the person acting as the Secretary of the meeting before the adjournment thereof or shall forward such dissent by registered or certified mail to the Secretary of the Corporation within three (3) business days after the adjournment of the meeting. Such right to dissent shall not apply to a director who voted in favor of such action.

    Section 16. REMOVAL OF DIRECTORS. One or more of the directors of the Corporation may be removed, with or without cause, at a meeting of shareholders by the affirmative vote of the holders of a majority of the outstanding shares then entitled to vote at an election of directors as provided by law.

                                   ARTICLE IV
                                    OFFICERS

    Section 1. NUMBER. The officers of the Corporation shall be elected by the Board of Directors and shall include a Chief Executive Officer, a President, a Secretary and a Treasurer. The Board of Directors also may elect one or more Vice Presidents, one or more Assistant Secretaries and Assistant Treasurers, and such other officers and agents as it shall deem necessary, who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the board. Any number of offices may be held by the same person.

    Section 2. ELECTION. The Board of Directors shall elect officers annually at its first meeting after each annual meeting of stockholders. New offices may be created and filled and any vacancy occurring in any office may be filled at any meeting of the Board of Directors.

    Section 3. COMPENSATION. The compensation of all officers of the Corporation shall be fixed by the Board of Directors.

    Section 4. TERM. The officers of the Corporation shall hold office until their successors are elected and qualify. Any officer elected by the Board of Directors may be removed at any time by the affirmative vote of a majority of the Board of Directors, with or without cause. Any officer may resign at any time by giving notice to the Board of Directors or to the Chief Executive Officer, President or Secretary. A resignation of an officer need not be accepted in order to be effective.

    Section 5. DUTIES OF OFFICERS. The duties and powers of the officers shall be as follows:

        (a) CHIEF EXECUTIVE OFFICER. The Chief Executive Officer will be the principal executive officer of the Corporation and subject to the control of the Board of Directors, shall in general be responsible for the administration and operations of the business and affairs of the Corporation. He shall preside at all meetings of the Shareholders and the Board of Directors. He may sign with the Secretary, or any other proper officer of the Corporation thereunto authorized by the Board of Directors, certificates for shares of the Corporation and any deeds, mortgages, bonds, contracts or other instruments which the Board of Directors has authorized to be executed or the execution of which is in the ordinary course of the Corporation's business, except in cases where the signing and execution thereof shall be expressly delegated by the Board of Directors of the these Bylaws of some other officer or agent of the Corporation, or shall be required by law to be otherwise signed or executed and in general shall perform all duties commensurate to the office of Chief Executive Officer, and such other duties as may prescribed by the Board of Directors from time-to-time.

        (b) PRESIDENT. The President shall in the absence, disability or refusal to act of the Chief Executive Officer, perform the duties of the Chief Executive Officer, and once so acting shall have all the powers and be subject to all of the restrictions upon the Chief Executive Officer. He may sign with the Secretary or any other proper officer of the Corporation thereunto authorized by the Board of Directors, certificates for shares of the Corporation, and any deeds, mortgages, bonds, contracts or other instruments which the Board of Directors has authorized the execution of which is in the ordinary course of the Corporation's business, except in cases where the signing and execution thereof shall be expressly delegated by the Board of Directors or by these Bylaws to some other officer or agent of the Corporation, or shall be required by law to be otherwise signed or executed and shall perform such other duties as may be prescribed by the Board of Directors from time-to-time. The President shall report to the Chief Executive Officer.

        (c) VICE-PRESIDENT. The Vice-President, or if there shall be more than one (1), the Vice-President in the order determined by the Board of Directors (or if there be no such determination, then in the order of their election), shall in the absence, disability or refusal to act of the President and the Chief Executive Officer, perform the duties of the President or Chief Executive Officer, and once so acting shall have all power of and be subject to all of restrictions upon the President and Chief Executive Officer. He may sign with the Secretary or any other proper officer of the Corporation thereunto authorized by the Board of Directors, certificates for shares of the Corporation, and any deeds, mortgages, bonds, contracts or other instruments which the Board of Directors has authorized to be executed or the execution of which is in the ordinary course of the Corporation's business, except in cases where the signing and execution thereof shall be expressly delegated by the Board of Directors or by these Bylaws to some other officer or agent of the Corporation, or shall be required by law to be otherwise signed or executed and shall perform such other duties as may be prescribed by the Board of Directors from time-to-time.

        (d) SECRETARY. The Secretary shall: (a) keep the minutes of the meetings of the shareholders, the Board of Directors and committees of directors in one or more books provided for that purpose; (b) see that all notices are duly given in accordance with the provisions of these by-laws or as required by law; (c) be custodian of the corporate records and of the seal of the Corporation and see that the seal of the Corporation is affixed to all certificates for shares prior to the issue thereof and to all documents the execution of which on behalf of the Corporation under its seal is duly authorized in accordance with the provisions of these bylaws;
    (d) keep or cause to be kept a register of the name and post-office address of each shareholder, which shall be furnished to the Corporation by such shareholder, and the number and class of shares held by each shareholder; (e) sign with the President, or a Vice-President, certificates for shares of the Corporation, the issue of which shall have been authorized by resolution of the Board of Directors; (f) have general charge of the stock transfer books of the Corporation; and (g) in general perform all duties incident to the office of Secretary and such other duties as from time to time may be assigned by the President or by the Board of Directors.

        (e) TREASURER. If required by the Board of Directors, the Treasurer shall give a bond for the faithful discharge of his duties in such sum and with such surety or sureties as the Board of Directors shall determine. The Treasurer shall be the principal financial and accounting officer of the Corporation, and shall: (a) have charge and custody of, and be responsible for, all funds and securities of the Corporation; (b) keep or cause to be kept complete books and records of account including a record of all receipts and disbursements; (c) receive and give receipts for moneys due and payable to the Corporation from any source whatsoever, and deposit all such moneys not otherwise employed in the name of the Corporation in such bank, savings and loan association, trust company or other depositories as shall be selected in accordance with the provisions of Article V of these by-laws;
    (d) from time to time prepare or cause to be prepared and render financial statements of the Corporation at the request of the President or the Board of Directors; and (e) in general perform all the duties incident to the office of Treasurer and such other duties as from time to time may be assigned by the President or the Board of Directors.

        (f) ASSISTANT SECRETARIES AND ASSISTANT TREASURERS. The Assistant Treasurers, if any, shall respectively, if required by the Board of Directors, give bonds for the faithful discharge of their duties in such sums and with such sureties as the Board of Directors shall determine. In the absence of the Treasurer or Secretary or in the event of the inability or refusal of the Treasurer or Secretary to act, the Assistant Treasurer and the Assistant Secretary (or in the event there is more than one of either, in the order designated by the Board of Directors or in the absence of such designation, in the order of election) shall perform the duties of the Treasurer and Secretary, respectively, and when so acting, shall have all the authority of and be subject to all the restrictions upon such office. The Assistant Treasurers and Assistant Secretaries shall also perform such duties as shall be assigned to them from time to time by the Treasurer or the Secretary, respectively, or by the President or the Board of Directors.

    Section 6. VOTING SECURITIES OWNED BY THE CORPORATION. Powers of attorney, proxies, waivers of notice of meeting, consents and other instruments relating to securities of any corporation or other entity that are owned by the Corporation may be executed in the name of and on behalf of the Corporation by the President, Chief Executive Officer, the Chief Financial Officer or any Vice President and any such officer may, in the name and on behalf of the Corporation, take all such action as any such officer may deem advisable to vote in person or by proxy at any meeting of security holders of any corporation or other entity in which the Corporation may own securities and at any such meeting shall possess and may exercise any and all rights and powers incident to the ownership of such securities and which, as the owner thereof, the Corporation might have exercised and possessed if present. The Board of Directors may, by resolution, from time to time confer like powers upon any other person or persons.

                                   ARTICLE V
                               STOCK CERTIFICATES

    Section 1. DESCRIPTION. Every holder of stock in the Corporation shall be entitled to have a certificate, signed by, or in the name of the Corporation by, the President or a Vice President, and countersigned by the Treasurer or Assistant Treasurer, Secretary or Assistant Secretary of the Corporation, certifying the number of shares owned by him in the Corporation, and sealed with the seal of the Corporation, if any. If the Corporation shall be authorized to issue more than one class of stock, or more than one series of any class, the designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate which the Corporation shall issue to represent such class of stock; provided, however, that except as otherwise provided in Section 202 of the General Corporation Law of Delaware, in lieu of the foregoing requirements, there may be set forth on the face or back of the certificate which the Corporation shall issue to represent such class or series of stock, a statement that the Corporation will furnish without charge to each stockholder who so requests, the designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

    Section 2. FACSIMILE OF SIGNATURE. The signature of any officer on a stock certificate may be by facsimile. In case any officer or officers who have signed, or whose facsimile signature or signatures have been used on any such certificate or certificates, shall cease to be such officer or officers of the Corporation, whether because of death, resignation or otherwise, before such certificate or certificates are issued, such certificate or certificates may nevertheless be adopted by the Corporation and be issued and delivered as though the person or persons who signed such certificate or certificates or whose facsimile signature or signatures have been used thereon had not ceased to be such officer or officers of the Corporation.

    Section 3. TRANSFER OF STOCK. The stock of the Corporation, irrespective of class, shall be assignable and transferable on the books of the Corporation only by the person in whose name it appears on said books, or his or her legal representatives. In case of transfer by attorney, the power of attorney, duly executed and acknowledged, shall be deposited with the Secretary. In all cases of transfer, the former certificate must be surrendered up and cancelled before a new certificate is issued; however, in the event of loss, mutilation or destruction of a certificate, a duplicate certificate may be issued upon such terms as the Chief Executive Officer, President or Chief Financial Officer shall prescribe. Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer, it shall be the duty of the Corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books, subject, however, to any restrictions or limitations on the transfer thereof which may be set forth in the Certificate of Incorporation or referred to on the certificate so surrendered or which may be imposed by law or by any agreement to which the holder of such shares is subject.

    Section 4. REGISTERED STOCKHOLDERS. The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote or take other action as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.

                                   ARTICLE VI
                               GENERAL PROVISIONS

    Section 1. DIVIDENDS. Dividends upon the capital stock of the Corporation, subject to the restrictions, if any, contained in the Certificate of Incorporation may be declared by the Board of Directors at any regular or special meeting, pursuant to applicable law. Dividends may be paid in cash, in property, or in shares of capital stock of the Corporation, subject to the provisions of the Certificate of Incorporation. Before payment of any dividend, there may be set aside out of any funds of the Corporation available for dividends such sum as the directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or for such other purpose as the directors shall think conducive to the interests of the Corporation, and the directors may modify or abolish any such reserve in the manner in which it was created.

    Section 2. CHECKS AND NOTES. All checks or demands for money and notes of the Corporation shall be signed by such officer or officers or such other persons as the Board of Directors may from time to time designate.

    Section 3. FISCAL YEAR. The fiscal year of the Corporation shall end on December 31 of each year, unless otherwise determined by the Board of Directors.

    Section 4. AMENDMENTS. These By-laws may be altered, amended or repealed, or new By-laws may be adopted, at any regular meeting of stockholders or of the Board of Directors, or at any special meeting of stockholders or of the Board of Directors if notice of such alteration, amendment, repeal, or adoption of new By-laws is contained in the notice of such special meeting.

    Section 5.  NOTICES.

    (a) MANNER OF NOTICES. Whenever, under the provisions of the statutes or of the Certificate of Incorporation or these By-laws, notice is required to be given to any director or stockholder, it shall not be construed to require personal notice, but such notice may also be given in writing, by first class United States mail, postage prepaid, or by prepaid telegram and mail, addressed to such director or stockholder at his or her address as it appears on the records of the Corporation, and such notice shall be deemed to be given at the time when the same shall be deposited in the United States mail or, in the case of telegrams, when transmitted.

    (b) WAIVER OF NOTICE. Whenever any notice is required to be given under the provisions of the statutes or of the Certificate of Incorporation or these By-laws, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto.

                                                                      APPENDIX D

    Section 11.65.  RIGHT TO DISSENT.

    (a) A shareholder of a corporation is entitled to dissent from, and obtain payment for his or her shares in the event of any of the following corporate actions:

        (1) consummation of a plan of merger or consolidation or a plan of share exchange to which the corporation is a party if

           (i) shareholder authorization is required for the merger or consolidation or the share exchange by Section 11.20 or the articles of incorporation or

           (ii) the corporation is a subsidiary that is merged with its parent or another subsidiary under Section 11.30;

        (2) consummation of a sale, lease or exchange of all, or substantially all, of the property and assets of the corporation other than in the usual and regular course of business;

        (3) an amendment of the articles of incorporation that materially and adversely affects rights in respect of a dissenter's shares because it:

           (i) alters or abolishes a preferential right of such shares;

           (ii) alters or abolishes a right in respect of redemption, including a provision respecting a sinking fund for the redemption or repurchase, of such shares;

          (iii) in the case of a corporation incorporated prior to January 1, 1982, limits or eliminates cumulative voting rights with respect to such shares; or

        (4) any other corporate action taken pursuant to a shareholder vote if the articles of incorporation, by-laws, or a resolution of the board of directors provide that shareholders are entitled to dissent and obtain payment for their shares in accordance with the procedures set forth in
    Section 11.70 or as may be otherwise provided in the articles, by-laws or resolution.

    (b) A shareholder entitled to dissent and obtain payment for his or her shares under this Section may not challenge the corporate action creating his or her entitlement unless the action is fraudulent with respect to the shareholder or the corporation or constitutes a breach of a fiduciary duty owed to the shareholder.

    (c) A record owner of shares may assert dissenters' rights as to fewer than all the shares recorded in such person's name only if such person dissents with respect to all shares beneficially owned by any one person and notifies the corporation in writing of the name and address of each person on whose behalf the record owner asserts dissenters' rights. The rights of a partial dissenter are determined as if the shares as to which dissent is made and the other shares were recorded in the names of different shareholders. A beneficial owner of shares who is not the record owner may assert dissenters' rights as to shares held on such person's behalf only if the beneficial owner submits to the corporation the record owner's written consent to the dissent before or at the same time the beneficial owner asserts dissenters' rights.

    Section 11.70.  PROCEDURE TO DISSENT.

    (a) If the corporate action giving rise to the right to dissent is to be approved at a meeting of shareholders, the notice of meeting shall inform the shareholders of their right to dissent and the procedure to dissent. If, prior to the meeting, the corporation furnishes to shareholders material information with respect to the transaction that will objectively enable a shareholder to vote on the transaction and to determine whether or not to exercise dissenters' rights, a shareholder may assert dissenters' rights only if the shareholder delivers to the corporation before the vote is taken a written demand for payment for his or her shares if the proposed action is consummated, and the shareholder does not vote in favor of the proposed action.

    (b) If the corporation action giving rise to the right to dissent is not to be approved at a meeting of shareholders, the notice to shareholders describing the action taken under Section 11.30 or Section 7.10 shall inform the shareholders of their right to dissent and the procedure to dissent. If, prior to or concurrently with the notice, the corporation furnishes to the shareholders material information with respect to the transaction that will objectively enable a shareholder to determine whether or not to exercise dissenters' rights, a shareholder may assert dissenter's rights only if he or she delivers to the corporation within 30 days from the date of mailing the notice a written demand for payment for his or her shares.

    (c) Within 10 days after the date on which the corporate action giving rise to the right to dissent is effective or 30 days after the shareholder delivers to the corporation the written demand for payment, whichever is later, the corporation shall send each shareholder who has delivered a written demand for payment a statement setting forth the opinion of the corporation as to the estimated fair value of the shares, the corporation's latest balance sheet as of the end of a fiscal year ending not earlier than 16 months before the delivery of the statement, together with the statement of income for that year and the latest available interim financial statements, and either a commitment to pay for the shares of the dissenting shareholder at the estimated fair value thereof upon transmittal to the corporation of the certificate or certificates, or other evidence of ownership, with respect to the shares, or instructions to the dissenting shareholder to sell his or her shares within 10 days after delivery of the corporation's statement to the shareholder. The corporation may instruct the shareholder to sell only if there is a public market for the shares at which the shares may be readily sold. If the shareholder does not sell within that 10 day period after being so instructed by the corporation, for purposes of this Section the shareholder shall be deemed to have sold his or her shares at the average closing price of the shares, if listed on a national exchange, or the average of the bid and asked price with respect to the shares quoted by a principal market maker, if not listed on a national exchange, during that 10 day period.

    (d) A shareholder who makes written demand for payment under this Section retains all other rights of a shareholder until those rights are cancelled or modified by the consummation of the proposed corporate action. Upon consummation of that action, the corporation shall pay to each dissenter who transmits to the corporation the certificate or other evidence of ownership of the shares the amount the corporation estimates to be the fair value of the shares, plus accrued interest, accompanied by a written explanation of how the interest was calculated.

    (e) If the shareholder does not agree with the opinion of the corporation as to the estimated fair value of the shares or the amount of interest due, the shareholder, within 30 days from the delivery of the corporation's statement of value, shall notify the corporation in writing of the shareholder's estimated fair value and amount of interest due and demand payment for the difference between the shareholder's estimate of fair value and amount of interest due and demand payment for the difference between the shareholder's estimate of fair value and interest due and the amount of the payment by the corporation or the proceeds of sale by the shareholder, whichever is applicable because of the procedure for which the corporation opted pursuant to subsection (c).

    (f) If, within 60 days from delivery to the corporation of the shareholder notification of estimate of fair value of the shares and interest due, the corporation and the dissenting shareholder have not agreed in writing upon the fair value of the shares and interest due, the corporation shall either pay the difference in value demanded by the shareholder, with interest, or file a petition in the circuit court of the county in which either the registered office or the principal office of the corporation is located, requesting the court to determine the fair value of the shares and interest due. The corporation shall make all dissenters, whether or not residents of this State, whose demands remain unsettled parties to the proceeding as an action against their shares and all parties shall be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law. Failure of the corporation to commence an action pursuant to this Section shall not limit or affect the right of the dissenting shareholders to otherwise commence an action as permitted by law.

    (g) The jurisdiction of the court in which the proceeding is commenced under subsection (f) by a corporation is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend decision on the question of fair value. The appraisers have the power described in the order appointing them, or in any amendment to it.

    (h) Each dissenter made a party to the proceeding is entitled to judgment for the amount, if any, by which the court finds that the fair value of his or her shares, plus interest, exceeds the amount paid by the corporation or the proceeds of sale by the shareholder, whichever amount is applicable.

    (i) The court, in a proceeding commenced under subsection (f), shall determine all costs of the proceeding, including the reasonable compensation and expenses of the appraisers, if any, appointed by the court under subsection (g), but shall exclude the fees and expenses of counsel and experts for the respective parties. If the fair value of the shares as determined by the court materially exceeds the amount which the corporation estimated to be the fair value of the shares or if no estimate was made in accordance with subsection (c), then all or any part of the costs may be assessed against the corporation. If the amount which any dissenter estimated to be the fair value of the shares materially exceeds the fair value of the shares as determined by the court, then all or any part of the costs may be assessed against that dissenter. The court may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable, as follows:

        (1) Against the corporation and in favor of any or all dissenters if the court finds that the corporation did not substantially comply with the requirements of subsections (a), (b), (c), (d) or (f).

        (2) Against either the corporation or a dissenter and in favor of any other party if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this Section.

    If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated and that the fees for those services should not be assessed against the corporation, the court may award to that counsel reasonable fees to be paid out of he amounts awarded to the dissenters who are benefited. Except as otherwise provided in this Section, the practice, procedure, judgment and costs shall be governed by the Code of Civil Procedure.

    (j) As used in this Section:

        (1) "Fair value", with respect to a dissenter's shares, means the value of the shares immediately before the consummation of the corporate action to which the dissenter objects excluding any appreciation or depreciation in anticipation of the corporate action, unless exclusion would be inequitable.

        (2) "Interest" means interest from the effective date of the corporate action until the date of payment, at the average rate currently paid by the corporation on its principal bank loans or, if none, at a rate that is fair and equitable under all circumstances.

                                                                      APPENDIX E

                             HA-LO INDUSTRIES, INC.

                             2000 STOCK OPTION PLAN

    1. PURPOSES OF THE PLAN. The purposes of this Stock Option Plan are to attract and retain the best available personnel and to provide additional incentive to Employees, Directors and Consultants to promote the success of the Company's business. Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant.

    2.  DEFINITIONS.  As used herein, the following definitions shall apply:

        (a) "ADMINISTRATOR" means the Board, the Committee and/or certain officers of the Company appointed by the Board, as shall be administering the Plan in accordance with Section 4 hereof.

        (b) "APPLICABLE LAWS" means the requirements relating to the administration of stock option plans under United States state corporate laws, United States federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any other country or jurisdiction where Options are granted under the Plan.

        (c) "BOARD" means the Board of Directors of the Company.

        (d) "CODE" means the Internal Revenue Code of 1986, as amended or replaced from time to time.

        (e) "COMMITTEE" means the Compensation Committee of the Board. Each member of the Committee shall (a) be a "Non-Employee Director" as determined under Rule 16b-3(b)(3)(i) of the Exchange Act and (b) be an "Outside Director" as determined under Treasury Regulation 26 CFR Section 1.162-27(e)(3) or any successor regulation thereto. Once appointed, the members of the Committee shall continue to serve until otherwise directed by the Board.

        (f) "COMMON STOCK" means the common stock, $.001 par value per share, of the Company.

        (g) "COMPANY" means HA-LO, Industries, Inc., a Delaware corporation.

        (h) "CONSULTANT" means any person who is engaged by the Company or any Parent or Subsidiary to render consulting or advisory services to such entity.

        (i) "DIRECTOR" means a member of the Board of Directors of the Company.

        (j) "DISABILITY" means total and permanent disability as defined in
    Section 22(e)(3) of the Code.

        (k) "EMPLOYEE" means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. A Service Provider shall not cease to be an Employee (i) during any leave of absence approved by the Company; provided that, for purposes of Incentive Stock Options, no such leave may exceed ninety days, unless reemployment upon expiration of such leave is guaranteed by statute or contract; or
    (ii) as a result of transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. If reemployment upon expiration of a leave of absence approved by the Company is not guaranteed by statute or contract, on the 181st day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory

    Stock Option. Neither service as a Director nor payment of a director's fee by the Company, without more, shall constitute "employment" by the Company.

        (l) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

        (m) "FAIR MARKET VALUE" means, as of any date, the value of the Common Stock determined as follows:

           (i) if the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in THE WALL STREET JOURNAL or such other source as the Administrator deems reliable;

           (ii) if the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination; or

          (iii) in the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

        (n) "INCENTIVE STOCK OPTION" or "ISO" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

        (o) "NONSTATUTORY STOCK OPTION" or "NSO" means an Option not intended to qualify as an Incentive Stock Option.

        (p) "OFFICER" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

        (q) "OPTION" means an option to purchase Common Stock that is granted pursuant to the Plan.

        (r) "OPTION AGREEMENT" means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant, which terms must include the number of shares subject to the Option and the exercise price therefor. Each Option Agreement is subject to the terms and conditions of the Plan.

        (s) "OPTIONED STOCK" means the shares of Common Stock subject to an outstanding Option.

        (t) "OPTIONEE" means the holder of an outstanding Option granted under the Plan.

        (u) "PARENT" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

        (v) "PLAN" means this 2000 Stock Option Plan of HA-LO Industries, Inc.

        (w) "SERVICE PROVIDER" means an Employee, Director or Consultant.

        (x) "SHARE" means one share of Common Stock.

        (y) "SUBSIDIARY" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

    3.  STOCK SUBJECT TO THE PLAN.

    (a) Subject to the provisions of Section 11 of the Plan, the maximum aggregate number of Shares which may be issued as Optioned Stock under the Plan is 10,000,000 Shares. The Shares may be authorized but unissued Common Stock or treasury stock. There is no specific limitation on grants of Options to any one Service Provider.

    (b) If an Option expires or becomes unexercisable without having been exercised in full, the unpurchased Optioned Stock which was subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated); however, Shares that have actually been issued under the Plan, upon exercise of an Option, shall not be returned to the Plan and shall not become available for future distribution under the Plan.

    4.  ADMINISTRATION OF THE PLAN.

    (a) ADMINISTRATOR. The Plan shall be administered by the Board or the Committee. The Committee may delegate some or all of its power to the Chief Executive Officer or other executive officer of the Company as the Committee deems appropriate; provided, that (i) the Committee may not delegate its power with regard to the grant of an award of an Option to any person who is a "covered employee" within the meaning of Section 162(m) of the Code or who, in the Committee's judgment, is likely to be a covered employee at any time during the period such an award to such employee would be outstanding and (ii) the Committee may not delegate its power with regard to the selection for participation in the Plan of an officer or other person subject to Section 16 of the Exchange Act or decisions concerning the timing, pricing or amount of an award of an Option to such an officer or other person.

    (b) POWERS OF THE ADMINISTRATOR. Subject to the provisions of the Plan and, in the case of the Administrator, the specific duties delegated by the Board or the Committee, as applicable, and subject to the approval of any relevant authorities, the Administrator shall have the authority in its discretion:

        (i) to determine the Fair Market Value;

        (ii) to select the Service Providers to whom Options from time to time may be granted hereunder;

       (iii) to determine the number of Shares to be covered by each such award granted hereunder;

        (iv) to approve forms of agreement for use under the Plan;

        (v) to determine the terms and conditions of any Option granted hereunder, which terms and conditions shall include, but are not limited to, the exercise price, the time or times when Options may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or the Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

        (vi) to determine whether and under what circumstances an Option may be settled in cash under subsection 9(e) instead of Common Stock;

       (vii) to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option has declined since the date the Option was granted;

      (viii) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

        (ix) to allow Optionees to satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Option that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by Optionees to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable; and

        (x) to construe and interpret the terms of the Plan and awards granted pursuant to the Plan.

    (c) EFFECT OF ADMINISTRATOR'S DECISION. All decisions, determinations and interpretations of the Administrator shall be final and binding on all Optionees.

    5.  ELIGIBILITY.

    (a) Nonstatutory Stock Options may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

    (b) Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option (and, if such designation is not made, shall be deemed a Nonstatutory Stock Option); provided, however, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this
Section 5(b), Incentive Stock Options shall be taken into account in the order in which they were granted (i.e., first granted, first considered exercisable). The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

    (c) Neither the Plan nor any Option shall confer upon any Optionee any right with respect to continuing the Optionee's relationship as a Service Provider with the Company, and they shall not interfere in any way with the Optionee's right or the Company's right to terminate such relationship at any time, with or without cause.

    6. TERM OF PLAN. The Plan shall become effective upon its adoption by the Board and the stockholders of the Corporation. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 13 of the Plan.

    7. TERM OF OPTION. Unless otherwise stated in the Option Agreement, the term of each Option shall be ten (10) years from the date of grant thereof. In the case of an Incentive Stock Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Option Agreement.

    8.  OPTION EXERCISE PRICE AND CONSIDERATION.

    (a) The per share exercise price for the Shares to be issued upon exercise of an Option shall be such price as is determined by the Administrator, but shall be subject to the following:

        (i) In the case of an Incentive Stock Option that is:

           (A) granted to an Employee who, at the time of grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant; or

           (B) granted to any other Employee, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

        (ii) In the case of a Nonstatutory Stock Option that is:

           (A) granted to a Service Provider who, at the time of grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant; or

           (B) granted to any other Service Provider, the per Share exercise price shall be no less than 85% of the Fair Market Value per Share on the date of grant.

       (iii) Notwithstanding the foregoing, Options may be granted with a per Share exercise price other than as required above pursuant to a merger or other corporate transaction.

    (b) The form of consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant). Such consideration may consist of (1) cash,
(2) check, (3) promissory note, (4) other Shares which (x) in the case of Shares acquired upon exercise of an Option, have been owned by the Optionee for more than 180 days on the date of surrender, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option shall be exercised, (5) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan, or (6) surrender of the Option to the Company in exchange for such number of Shares equal to the Optioned Stock subject to such Option less such number of Shares that have a Fair Market Value equal to the aggregate exercise price, or (7) any combination of the foregoing methods of payment. In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.

    9.  EXERCISE OF OPTION.

    (a) PROCEDURE FOR EXERCISE; RIGHTS AS A STOCKHOLDER. Any Option granted hereunder shall be exercisable according to the terms hereof at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement. Except as set forth in an Option Agreement or as otherwise set forth herein, Options shall become exercisable at a rate of no less than 20% per year over five (5) years from the date the Options are granted. Unless the Administrator provides otherwise, vesting of Options granted hereunder to Officers and Directors shall be tolled during any unpaid leave of absence. An Option may not be exercised for a fraction of a Share.

    An Option shall be deemed exercised when the Company receives: (i) written notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Subject to Section 10 hereof, shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, jointly in the name of the Optionee and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder of the Company shall exist with respect to the Shares, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 11 of the Plan.

    Exercise of an Option in any manner shall result in a decrease in the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

    (b) VOLUNTARY TERMINATION OF RELATIONSHIP AS A SERVICE PROVIDER. If an Optionee ceases to be a Service Provider other than due to such Optionee's termination for Cause (as defined below), death or Disability, such Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement (which shall be at least thirty (30) days) to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of the Option as set forth in the Option Agreement); provided that, in the absence of a specified time in the Option Agreement, the Option shall remain exercisable for ninety (90) days following the Optionee's termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan and the Option shall be deemed forfeited with respect to such Shares. If, after termination, the Optionee does not exercise his or her Option within the time specified in the Option Agreement or the Plan, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

    (c) INVOLUNTARY TERMINATION OF RELATIONSHIP AS A SERVICE PROVIDER. If an Optionee ceases to be a Service Provider for Cause (as defined below), such Optionee may exercise his or her Option for up to fourteen (14) days after such Optionee's termination, to the extent that the Option is vested on the date of termination; on the 15th day after such Optionee's termination, all Options that have not been exercised shall be immediately cancelled and forfeited. "CAUSE" means (i) the willful and continued failure by Optionee to substantially perform his or her duties under Optionee's agreement with the Company for 20 days after written demand for substantial performance is delivered by the Company, which specifically identifies the manner in which the Company believes Optionee has not substantially performed his or her duties; provided, however, that in the event such breach is curable but that Optionee is unable to cure such breach within such 20-day period, then any such breach shall not be deemed to constitute "Cause" hereunder so long as Optionee is diligently and in good faith pursuing a cure and such breach is cured no later than 45 days following receipt of the foregoing written demand from the Company, (ii) the commission by Optionee of theft, embezzlement, fraud or misappropriation of funds against the Company or the willful engaging by Optionee in other misconduct which is materially injurious to the Company, or (iii) the conviction of Optionee of a felony.

    (d) DISABILITY OF OPTIONEE. If an Optionee ceases to be a Service Provider as a result of the Optionee's Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement (which shall be at least 180 days) to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for one (1) year following the Optionee's termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

    (e) DEATH OF OPTIONEE. If an Optionee dies while a Service Provider, the Option may be exercised within such period of time as is specified in the Option Agreement (which shall be at least 180 days) to the extent that the Option is vested on the date of death (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement) by the Optionee's estate or by a person who acquires the right to exercise the Option by bequest or inheritance. In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for one (1) year following the Optionee's death. If, at the time of death, the Optionee is not vested as to the entire Option, the Shares covered by the unvested portion of the Option shall immediately revert to the Plan and the Option shall be deemed forfeited with respect to such Shares. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

    (f) BUYOUT PROVISIONS. The Administrator may at any time offer to buy out any previously granted Option for a payment in cash or Shares, based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

    10. LIMITED TRANSFERABILITY OF OPTIONS. The Options awarded under the Plan are not transferable, voluntarily or involuntarily, other than by will or by the laws of descent and distribution; PROVIDED, HOWEVER, that NSO's may be transferred in whole or in part during the Service Provider's lifetime by gift to one or more members of the Service Provider's family, to a trust in which the Service Provider's family members have more than fifty percent of the beneficial interest, to a foundation in which the Service Provider or his or her family members control the management of assets, or to any other entity in which the Service Provider or his or her family members own more than fifty percent of the voting interests. Notwithstanding the foregoing, NSO's may not be transferred for value; PROVIDED, HOWEVER, that the following transactions are not prohibited transfers for value:

        (a) a transfer under a domestic relations order in settlement of marital property rights; and

        (b) a transfer to an entity in which more than fifty percent of the voting interests are owned by the Service Provider or his or her family members in exchange for an interest in that entity.

    The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the NSO pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the NSO immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Administrator may deem appropriate.

    11.  ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, MERGER OR ASSET SALE.

    (a) CHANGES IN CAPITALIZATION. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company. The conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

    (b) MERGER OR ASSET SALE. In the event of a merger of the Company with or into another corporation after which the Company is not the surviving corporation, or the sale of all or substantially all of the assets of the Company, the Administrator shall have discretion to require that each outstanding Option shall be assumed, or a substantially equivalent option or right be substituted, by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option, the Optionee shall fully vest in and have the right to exercise the Option as to all of the Optioned Stock, including Shares as to which it would not otherwise be vested or exercisable. If an Option becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee in writing or electronically that the Option shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and the Option shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option shall be considered assumed if, following the merger or sale of assets, the option or right confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, for each Share of Optioned Stock subject to the Option, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

    12. TIME OF GRANTING OPTIONS. The date of grant of an Option shall, for all purposes, be the date on which the Administrator makes the determination granting such Option, or such other date as is determined by the Administrator. Notice of the determination shall be given to each Service Provider to whom an Option is so granted within a reasonable time after the date of such grant.

    13.  AMENDMENT AND TERMINATION OF THE PLAN.

    (a)  AMENDMENT AND TERMINATION.  Except as otherwise provided in
Section 13(b) hereof, the Board may at any time amend, alter, suspend or terminate the Plan without the consent of the stockholders.

    (b) STOCKHOLDER APPROVAL. The Board shall obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

    (c) EFFECT OF AMENDMENT OR TERMINATION. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company. Termination of the Plan shall not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to Options granted under the Plan prior to the date of such termination.

    14.  CONDITIONS UPON ISSUANCE OF SHARES.

    (a) LEGAL COMPLIANCE. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

    (b) INVESTMENT REPRESENTATIONS. As a condition to the exercise of an Option, the Administrator may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

    15. INABILITY TO OBTAIN AUTHORITY. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

    16. RESERVATION OF SHARES. The Company, during the term of this Plan, shall at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

    17. STOCKHOLDER APPROVAL. The Plan shall be subject to approval by the stockholders of the Company within one year after the date the Plan is adopted. Such stockholder approval shall be obtained in the degree and in the manner required by Applicable Laws.

          PROXY             HA-LO INDUSTRIES, INC.             PROXY

               ANNUAL MEETING OF SHAREHOLDERS -- AUGUST 1, 2000

  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY

The undersigned shareholder of HA-LO INDUSTRIES, INC., an Illinois corporation (""HA-LO'' or the ""Company'')), hereby appoints John R. Kelley, Jr., Eric P. Lefkofsky and Gregory J. Kilrea, and each of them, proxies and attorneys-in-fact of the undersigned, each with full power of substitution, to attend and act for the undersigned at the annual meeting of shareholders to be held on Tuesday, August 1, 2000 at the Company's officers at 303 East Wacker Drive, Suite 2300, Chicago, Illinois 60601 and at any adjournments or postponements thereof, and in connection therewith to vote and represent all of the shares of common stock or preferred stock of HA-LO which the undersigned would be entitled to vote.

Said proxies and attorneys, and each of them, shall have the powers which the undersigned would have if acting in person. Said proxies, without hereby limiting their general authority, are authorized to vote in accordance with their best judgment with respect to all matters incident to the conduct of the annual meeting and all matters presented at the meeting but which are not known to the board of directors at the time of solicitation of this proxy. The undersigned hereby revokes any other proxy to vote at such meeting and hereby ratifies and confirms all that said proxies and attorneys, and each of them, may lawfully do by virtue hereof.

Each of the above named proxies at said meeting, either in person or by substitute, shall have and exercise all the powers of said proxies hereunder. This proxy will be voted in accordance with the choices specified by the undersigned on this proxy. In their discretion, each of the above-named proxies is authorized to vote upon such other business incident to the conduct of the annual meeting as may properly come before the meeting or any postponements or adjournments thereof.

IF NO INSTRUCTIONS ARE INDICATED HEREIN, THIS PROXY WILL BE TREATED AS A GRANT OF AUTHORITY TO VOTE FOR THE ELECTION OF THE NOMINEES NAMED ON THE REVERSE SIDE, FOR PROPOSAL 2, FOR PROPOSAL 3, FOR PROPOSAL 4, FOR PROPOSAL 5 AND ANY OTHER MATTERS TO BE VOTED UPON AT THE ANNUAL MEETING OR AT ANY POSTPONEMENTS OR ADJOURNMENTS THEREOF.

             PLEASE VOTE, SIGN, DATE AND PROMPTLY RETURN THIS CARD

                 (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)


-------------------------------------------------------------------------------
                        -     FOLD AND DETACH HERE     -

                              HA-LO INDUSTRIES, INC.

         PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY

1.  ELECTION OF DIRECTORS
                                                      FOR     WITHHOLD  FOR ALL
                                                      ALL       ALL      EXCEPT
    Nominees:  1. Lou Wesbach, 2. Linden D. Nelson,   / /       / /       / /
    3. John R. Kelley, Jr., 4. Bradley A. Keywell,
    5. Eric P. Lefkofsky, 6. Thomas Herskovits,
    7. Marshall J. Katz, 8. Brian M. Hermelin and
    9. Richard A. Heise, Jr.

                                                      FOR     AGAINST   ABSTAIN
2.  Approval of the merger to effect a change         / /       / /       / /
    in the State of Incorporation of the Company from Illinois to Delaware.

    ------------------------------------------
    INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided above

                                                      FOR     AGAINST   ABSTAIN
3.  Approval of the adoption of the HA-LO             / /       / /       / /
    Industries, Inc. 2000 Stock Option Plan.

                                                      FOR     AGAINST   ABSTAIN
4.  Ratification of the reappointment of Arthur       / /       / /       / /
    Andersen LLP as the Company's Auditors for 2000.

                                                      FOR     AGAINST   ABSTAIN
5.  Approval of any proposal by the board of          / /       / /       / /
    directors to postpone or adjourn the meeting.

                                6. The persons named in this proxy also may vote, in their discretion, upon such other matters as may properly come before the meeting or any adjournment thereof.

                                7.  MARK HERE IF       / /
                                    YOU PLAN TO
                                    ATTEND THE
                                    MEETING

                       MARK HERE FOR ADDRESS
                       CHANGE AND NOTE BELOW          / /


Please complete, sign and mail this proxy promptly in the enclosed envelope. No postage is required for mailing in the United States.

                                         Dated                       , 2000
                                               ----------------------

                              Signature(s)
                                           --------------------------------


                                           --------------------------------

IMPORTANT: Please date this proxy and sign exactly as your name appears on this proxy. If shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give title as such. If a corporation, please sign in full corporate name by president, or authorized officer. If a partnership, please sign in partnership name by authorized person. (This Proxy should be marked, dated, signed by the shareholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.)